Exhibit 10.21

COMMERCIAL LEASE (Office space only)

BETWEEN THE UNDERSIGNED :

The SCI CIPAV RC, (Real Estate Civil Company) with a share capital of 50 000 €, whose registered office is located at 9 rue de Vienne in Paris 8ème registered at the R.C.S of Paris number 907 608 103, represented by the Caisse Interprofessionnelle de prévoyance et d’assurance Vieillesse (CIPAV), itself represented by Mrs. Lise GUIBÉ, Head of the Real Estate Department, duly authorized for the purpose of the present;

Hereinafter referred to as the “Lessor

ON THE ONE HAND

AND:

The company NEAR, (Société par actions simplifiée) with a capital of 61 650,88 euros, whose head office is located at 39 rue Godot de Mauroy, 75009 PARIS, registered at the Registre des Commerces et des Sociétés de Paris under the number 805 138 153, represented by Mr. AGARWAL Rahul, duly authorized for the purpose of the present;

Hereinafter referred to as the

“Tenant

ON THE OTHER HAND

Together referred to as the “Parties” or separately as the
“Party”.

SUMMARY

I / GENERAL CONDITIONS		1
Preliminary Article - Application of the Commercial Lease Statute		1
Article 1: Designation		1
Article 2: Duration		2
Article 3 : Entry into possession, state of the rented premises		2
3.1	Taking possession of the rented premises	2
3.2	Inventory of fixtures at the entrance	2
Article 4: Destination		3
Article 5: Rent		4
5.1	Amount	4
5.2	Eligibility	4
5.3	Indexing	5
5.4	Terms of payment of the Rent and its accessories	5
5.5	Payment allocation	5
5.6	Tax on Rent	6
5.7	Setting rents on renewals	6
Article 6: Security deposit		6
Article 7: Taxes		7
Article 8: Charges		8
8.1	Definition	8
8.2	Terms of payment of charges	9
Article 9: Rental conditions		10
9.1	Use of the Leased Premises by the Tenant	10
9.2	Maintenance and operation of the Leased Premises by the Tenant	11
9.3	Authorizations and compliance with regulations concerning the Rented Premises	11
9.4	Maintenance, work, repairs	12
9.5	Tenant’s work	13
9.6	Work of the Lessor	15
Article 10: Special requirements		16
10.1	Respect for the neighborhood	16
10.2	Fluids - Network subscriptions	17
10.3	Various	17
10.4	Parking spaces	17
10.5	Badges	17
10.6	Blinds, Signs and Antennas	18
10.7	Access and visit of the Rented Premises	18
Article 11: Sub-letting, domiciliation, transfer, right of pre-emption of the Tenant		18
11.1	Subletting and domiciliation	18
11.2	Transfer	18
11.3	Tenant’s right of pre-emption	19
Article 12: Insurance		20
12.1	Lessor’s Insurance	20
12.2	Lessee’s Insurance	20
12.3	Waiver of recourse	20
Article 13 Liability, claims		20
Article 14 Destruction of the Rented Premises		21
Article 15 Collective proceedings		21
Article 16: Return of the Rented Premises		22
16.1	Acquired	22
16.2	State of restitution	22

Page i

16.3	Accession	22
16.4	Pre-appraisal - Quote	22
16.5	Capital cost allowance	22
Article 17: Tolerance		23
Article 18: Resolutive clause, sanctions		24
Article 19: Environment		24
19.1	Work and respect for the environment	24
19.2	State of risks and pollution	25
19.3	Energy Performance Diagnosis	25
19.4	Asbestos Technical Diagnosis	25
Article 20 Statements of Work Performed by the Lessor		25
Article 21 Amendments - Tolerances - Severability - Confidentiality - Conditions of formation of the contract - Unforeseeable		26
Article 22 Fees		27
Article 23 Election of domicile		27
SPECIFIC CONDITIONS		28
Article 1:	Designation of the Rented Premises	28
Article 2:	Commencement and duration of the Lease	28
Article 3 :	Destination of the Rented Premises	28
Article 4:	Rent	28
Article 5:	Tax system	28
Article 6:	Indexing	29
Article 7:	Security deposit	29
Article 8:	GAPD	29
Article 9:	Distribution of charges	30
Article 10:	Waiver of the General Conditions	30
10.1	Security deposit	30
10.2	Maintenance, work, repairs	30
10.3	Subletting and domiciliation	31

Page ii

THE FOLLOWING HAS BEEN STATED AND AGREED:

This deed shall be divided into two parts which form an indivisible whole: Part I:

General Conditions

Part Two: Special Conditions

It being specified that in case of contradiction between the two parties, the Special Conditions shall prevail over the General Conditions.

I / GENERAL CONDITIONS

Preliminary Article - Application of the status of commercial leases

The Landlord leases and gives rent (hereinafter the “Lease”) to the Tenant who accepts, within the framework of the provisions of Chapter V of Title IV of Book I of the Commercial Code as amended by Law No. 2014-626 of June 18, 2014 and the provisions of Decree No. 53-960 of September 30, 1953 and No. 2014-1317 of November 3, 2014 , as well as under the ordinary and de jure charges and conditions and under the general and particular ones hereinafter set forth, the premises hereinafter designated, of which the Landlord owns.

It is agreed that the Parties intend to give full legal effect to the clauses of the Lease that would derogate from the provisions of Articles L.145-1 et seq. and R.145-1 et seq. of the French Commercial Code, insofar as these provisions are not of public order.

This clause is determinative of their will.

Article 1: Designation

The premises which are the subject of the Lease (the “Leased Premises”), are located in a building situated at the address designated in Article 1 of the Special Conditions (the “Building”) and are also designated in Article 1 of the Special Conditions, as the Leased Premises exist, continue and comprise, without need for further designation at the request of the Lessee who declares to be fully aware of them having seen and visited them for the purpose of this Agreement and to have found them to be in conformity with their purpose.

It is hereby specified that any differences in the designation or in the surface areas possibly mentioned, or those resulting from the annexed plan (Appendix 1) shall not justify any increase or reduction in the rent hereinafter fixed, the Parties referring to the consistency and condition of the Rented Premises as they are composed.

The Parties agree that the Leased Premises form a single and indivisible whole.

Article 2: Duration

The Lease is granted and accepted for a term of nine full and consecutive years from the effective date as defined in Article 2 of the Special Conditions.

In accordance with the provisions of article L.145-4 of the Commercial Code, the Tenant shall have the option of giving notice of termination for the expiration of each three-year period. The Lessor shall have the same right if he intends to invoke the provisions of articles L.145- 18, L.145-21, L.145-23.1 and L.145-24 in order to build, rebuild or raise the existing Building, to reassign the ancillary living quarters to this use or to carry out work prescribed or authorized within the framework of a real estate restoration operation and in the event of the demolition of the Building within the framework of an urban renewal project

The Party wishing to terminate the Lease in one or other of the cases provided for above shall give notice to the other Party before the expiration of the current three-year period, in the forms, conditions and time limits provided for in Articles L.145-4 et seq. of the French Commercial Code or in any other legislation that may be subsequently substituted for it.

In the event that the Lease is terminated for any reason whatsoever before the end of the three-year period, the Tenant irrevocably undertakes to pay the Landlord a sum equivalent to the rents and charges and incidentals remaining until the end of said period.

Article 3 : Entry into possession, state of the rented premises

3.1 Taking possession of the rented premises

The Tenant shall take possession of the Leased Premises in the state in which they are on the day the Lease takes effect, as set forth in Article 2 of the Special Conditions, without being able to require from the Landlord any additional work, any modification, addition, repair or transformation whatsoever, even if they are made necessary by the unsuitability of the Leased Premises for the intended activity, by obsolescence or by hidden defects.

The keys of the Rented Premises shall be given to the Tenant after the inventory of fixtures referred to below has been established.

3.2 Inventory of fixtures

An inventory of fixtures shall be drawn up by both parties between the Lessor or its agent and the Tenant at the latest on the day the Lease takes effect, prior to the handing over of the keys to the Tenant. This inventory of fixtures shall serve as a basis for the assessment of the inventory of fixtures at the end of the lease.

However, at the request of one and/or the other of the Parties as well as in the event of absence of one or the other of the Parties or of refusal of one of the Parties to sign the inventory of fixtures, it will be carried out by a judicial officer, at the expenses shared by half or at the exclusive expenses of the defaulting Party.

If the Tenant fails to draw up an inventory of fixtures at the time of entry, notwithstanding the Landlord’s diligence, the Tenant shall be deemed to have accepted them in a perfect state of repair. The Tenant expressly waives any challenge to the presumption set forth in Article 1731 of the Civil Code.

Article 4: Destination

4.1 Maintenance of the contractual destination

The Tenant undertakes to occupy the Leased Premises, personally, on a continuous basis for the exclusive use of offices, peacefully and in accordance with articles 1728 and 1729 of the Civil Code and within the framework of its activity described in article 3 of the Special Conditions, to the exclusion of any other additional or substitute activity.

This destination cannot be modified, even partially, even temporarily, without the express agreement of the Lessor.

It is also specified that the premises accessory to the office spaces (parking spaces, technical premises, archives, as well as the common spaces) must be used in accordance with their destination.

The Tenant shall refrain from impairing the exclusive office use of the Leased Premises within the meaning of Article 23-9 of the uncodified Decree of September 30, 1953.

It is agreed that the Tenant shall not engage in any commercial activity in the Leased Premises, any industrial or artisanal production or any wholesale or retail sale, as well as any auction of furniture or other objects.

The authorized activity shall not give rise to any contravention, complaint or claim from anyone, and in particular from other occupants of the Building. Generally speaking, the Tenant shall not do anything that may call into question the destination or nature of the Rented Premises and the Building; he may not under any circumstances modify them, even temporarily, and shall comply at his own expense with the laws, regulations and administrative prescriptions in force and to come.

The authorization given to the Tenant to carry out certain activities does not imply, on the part of the Landlord, any guarantee or diligence to obtain the administrative authorizations required for the use of the Rented Premises for the exercise of the defined activity. Consequently, the Landlord shall not be liable in case of refusal or delay in obtaining such authorizations, the Tenant declaring that it is personally responsible for obtaining any authorizations that may be required for the exercise of its activity in the Rented Premises, in particular approvals and others.

The Tenant shall take all necessary precautions to ensure that the exercise of its activities does not in any way prejudice the maintenance, tranquility, good appearance and good order of the Building; it shall take all precautions and assume all responsibility in this regard.

The Landlord reserves the right to lease other premises in the same Building for the same use and activity, no exclusivity being granted to the Tenant. In the event the Tenant believes it has to complain about commercial competition from another tenant of the Landlord in the Building or in a neighboring building, it shall have recourse only against the latter; as Reciprocally, he will have to bear alone the possible actions that other tenants would come to exercise against him.

4.2 Regulated activities

By express agreement, it is reminded that in the event that the Tenant’s activity no longer complies with the purpose of the Building as described in article 3 of the Special Conditions, or would be subject to a declaration to the administration and/or would require the obtaining of administrative authorizations, in particular with regard to the regulations applicable to establishments receiving the public (ERP) and/or to installations classified for the protection of the environment (ICPE) and/or the carrying out of work, the Tenant shall do so personally, at its own expense, without recourse against the Landlord and in such a way that the Landlord shall not be sought in this respect, said work being subject to article

9.1 below.

If the use made by the Tenant of the Rented Premises results in their transformation into premises of a different category, as defined by the provisions of the Urban Planning Code, the Tenant shall immediately reimburse the Landlord for the related fees and surcharges that would be levied in the name of the latter due to this transformation.

It is hereby specified that the aforementioned reimbursement shall not entail the Lessor’s waiver of its right to require the Tenant to immediately terminate the activities that have the effect of transforming the Leased Premises into premises of a different category as defined above.

Article 5: Rent

5.1 Amount

The Lease is granted and accepted in consideration of an annual principal rent (hereinafter the “Rent”) as set forth in Section 4 of the Special Conditions.

5.2 Eligibility

The Rent, in addition to charges, taxes and services, shall be paid quarterly in advance on the first day of each calendar quarter and for the first time on a pro rata basis as of the date of signature of this Agreement.

Fees and one-time services will be due within one month of the invoice being issued.

Payments shall be made at the domicile of the Lessor’s agent or at any other place indicated by the Lessor.

5.3 Indexing

The Rent shall vary in proportion to the index mentioned in Article 6 of the Special Conditions.

It is specified that the present clause constitutes a conventional indexation and cannot be an obstacle to the legal triennial revision provided for by articles L.145-37 and L.145-38 of the French Commercial Code, which is automatic.

The Rent shall be adjusted under this clause annually, automatically and by operation of law, without prior notice or service, on the anniversary of the effective date of the Lease.

For the first indexation, the reference index shall be the last index published on the effective date of the Lease and the revision index shall be that of the same calendar quarter of the following year.

For the following indexations, the reference index will be the previous revision index and the revision index that of the same quarter of the following year and so on. The rents used as a basis for the indexation calculations and the determination of the new rent due shall always be the previous indexed rent and for the first indexation the rent fixed in article 5.1 above.

In the event that the chosen index disappears or cannot be applied for any reason whatsoever, it shall be replaced by the replacement index or, failing this, by any similar index which shall be determined or, if necessary, reconstituted by a joint expert representative who shall be appointed by transposition of article 1592 of the Civil Code, either by agreement of the Parties, or failing that by an order made at the request of the most diligent Party by the President of the Tribunal de Grande Instance of the place where the Building is located and who, in the event of refusal, departure or impediment of any kind whatsoever, shall be replaced under the same conditions.

Failure to immediately adjust the Rent upon publication of the index shall not prejudice the right of the Parties to claim retroactive application of the index.

The Tenant expressly acknowledges that the above indexation clause constitutes the essential and determining condition of the Lease without which it would not have been concluded.

5.4 Terms of payment of the Rent and its accessories

The Rent and its accessories shall be payable by transfer to the bank account opened in the name of the Lessor or its agent, whose references shall be communicated separately to the Tenant. The transfers shall be made on the first day of the term due.

5.5 Payment allocation

Notwithstanding Articles 1342 and 1343 of the Civil Code, payments made by the Tenant shall be charged by the Landlord in the following order:

●	Costs of dunning, collection and proceedings,

●	Damages and interest,

●	Interests,

●	Security deposit and readjustment,

●	Annual adjustment of charges,

●	Provision for expenses,

●	Rent or occupancy allowance,

Priority is given to amounts that have not been subject to collection proceedings.

It is already specified that the oldest receivables will be charged in priority to the most recent ones.

5.6 Tax on Rent

If the Landlord opts for the VAT system, the Tenant undertakes to pay to the Landlord, in addition to the Rent and charges, the amount of the VAT or any new additional or substitute tax that may be created at the rate legally in force on the day of each payment. In the event that the Rent is not subject to VAT, the Landlord may, if he so desires, opt during the term of the lease for the VAT system, without any possible opposition from the Tenant, who accepts it in advance.

If for any reason the Lease is or becomes legally subject to any other tax, including the rental income tax or any other tax that may be substituted for it, the Lessee shall be responsible for the payment or full reimbursement thereof to the Lessor with all the consequences thereof.

The tax regime applicable on the date of effect of this Agreement is specified in Article 5 of the Special Conditions.

5.7 Setting rents on renewals

In the event of a renewal of the Lease, the Rent for the renewed Lease shall be set at the higher of the following two values:

●	The amount of the last rent paid under the Lease before renewal, or

●	The market rental value, determined by mutual agreement between the Parties. The rental value shall be calculated exclusively by comparison with market rents (i.e. prices freely discussed by the parties without judicial determination) for properties comparable to the Rented Premises, i.e. buildings of the same nature as the Rented Premises, located in the immediate vicinity of the Building (or in Paris districts and suburbs of the same standing), taking into account the characteristics of the Rented Premises (standard of quality, construction, technological equipment, safety, functionality, etc.) as well as the level of services and amenities offered in the Building.) as well as the level of services and amenities offered in the Building.

Article 6 : Security deposit

The Tenant shall pay to the Landlord, at the latest on the effective date of this lease, the sum mentioned in Article 7 of the Special Conditions, corresponding to three months of rent in principal, as a guarantee for the payment of the Rent, of all accessories, of the proper performance of the clauses and conditions of the Lease, of the rental repairs and of all sums owed by the Tenant for which the Landlord could be responsible.

This security deposit is not interest bearing and shall be increased or decreased when the amount of the Rent is modified so as to always be equal to three months’ rent excluding taxes.

In no event shall the Tenant be entitled to offset all or part of the Rent, charges or other debts resulting from the Lease or the occupation of the Leased Premises against the security deposit.

If for any reason whatsoever, the security deposit is used during the term of the Lease for the payment of sums due under the Lease, the Lessor shall be required to notify the Lessee of such use, who shall then be required to replenish the said deposit, under penalty of application of the resolutory clause of the Lease.

This security deposit shall be reimbursed to the Tenant at the end of the period of use, after deduction of all sums due by the Tenant for the occupation of the Rented Premises and, following the rendering of the final accounts, within a maximum period of six (6) months from the latter.

However, if the accounts are not settled within nine months from the date of return of the Leased Premises, the Parties may agree to pay the balance of the security deposit to the Tenant, less a provision equal to (15) fifteen percent of the actual cost of charges, taxes and duties for the previous fiscal year, calculated, where applicable, on a pro rata temporis basis, which shall remain in the hands of the Landlord pending the final settlement of the accounts

In the event of sale of the Building on which the Rented Premises depend, the security deposit shall be transferred by the Landlord to the purchaser who shall become the sole debtor to the Tenant, which the latter acknowledges, by undertaking to request the return of the security deposit only to the purchaser.

Article 7: Taxes

The Tenant shall pay the personal and movable contributions, the rental taxes, the territorial economic contribution for which it is liable and all other taxes for which the Landlord is liable for the Tenant in any capacity whatsoever, and shall prove their payment at any requisition.

The Tenant shall reimburse to the Landlord the portion corresponding to the Rented Premises of the property tax, its roll fees and its additional taxes such as the sweeping tax, the tax for the removal of household waste, the annual tax on office and commercial premises, storage premises and parking areas when due, the annual tax on parking areas in the Ile-de-France when due, taxes and fees related to the creation of the “Grand Paris” and more generally all taxes, fees and charges related to the use of the Premises or the Building or to a service from which the Tenant benefits directly or indirectly, or which could subsequently replace said taxes, fees and charges payable by the landlords, and this in such a way that the Rent shall be net of all taxes, contributions, fees and charges for the Landlord, within the limit of the provisions of Article R.145-35 of the Commercial Code.

Generally speaking, the Tenant shall reimburse the Landlord for the share of any new municipal, departmental, regional, national or European tax or fee corresponding to the Rented Premises that may be created, in particular the special equipment tax instituted by Articles 1607 bis and following of the French General Tax Code.

The reimbursement of property taxes and the annual tax on office space will be subject to VAT, as well as any other charges and taxes that would be legally subject to VAT in the context of rebilling.

Article 8: Charges

8.1 Definition

The Tenant shall bear, in addition to the Rent, all charges of any kind, in particular condominium charges, expenses and services, work and repairs of any kind, relating to the Rented Premises and/or the Building, and/or the real estate complex on which they depend, including the share of common areas, with the exception of the charges mentioned in article R.145-35 of the French Commercial Code as not being chargeable to the tenants.

The methods of distribution of charges are specified in Article 8 of the Special Conditions.

The Tenant shall thus reimburse the Landlord :

●	Cleaning, maintenance and upkeep costs, including the VRD,

●	Maintenance and repair, renewal and replacement of small equipment or tools necessary for management and operation,

●	The cost of acquiring and renewing plant decoration or small furniture, as well as the cost of maintaining and replacing interior and exterior green spaces,

●	The costs of maintenance, upkeep, inspection, repair and replacement, including the fees of the technical design office and project management, of lifting equipment, generators, all technical installations for air conditioning, heating, air renewal, electricity (including emergency or secure and/or regulated), fire safety systems (fire detection), access controls, centralized technical management of climate systems (combustibles), fire doors, smoke extraction, etc, (including emergency or secured and/or regulated), fire safety system (fire detection), access controls, centralized technical management of climatic installations (combustibles), fire doors, smoke extraction, parking air detectors, automatic doors and openings, remote surveillance, etc., and generally all the equipment related to the project. and more generally all the equipment contributing to the proper functioning, comfort, safety and security of the Rented Premises and the Building and the real estate complex on which they depend, with the sole exception of the costs corresponding to work covered by Article 606 of the Civil Code,

●	The costs of restoration work, maintenance and replacement of roofs, terraces, yards and gardens, except for costs corresponding to work covered by Article 606 of the Civil Code,

●	Expenses, repairs, replacements, improvements, modernizations of all kinds, even if they result from obsolescence, the Tenant waiving the benefit of Article 1755 of the Civil Code, except if they fall under Article 606 of the Civil Code,

●	The cost of disposal and sorting of common waste,

●	Expenditures, including social security charges and related personnel costs, and in particular those related to security, cleaning, security or maintenance of the facilities or costs incurred by the use of outside companies for these purposes,

●	All expenses for general services, reception, mail, telephone, decoration and management of the common areas,

●	Consumption, lighting, water, heating, air conditioning and ventilation costs, including, among others, CPCU fees, subscriptions and various taxes and/or CLIMESPACE of the common areas and more generally all consumption of fluids whatsoever, all costs related to the maintenance or consumption of energy production equipment,

●	Maintenance and upkeep costs related to the conservation and sanitary quality of the water,

●	Insurance brokerage fees and premiums for the insurance policies referred to in Article 12 of the General Terms and Conditions, any additional premiums paid for the Rented Premises due to the Tenant’s activity,

●	The remuneration of the agent(s), service provider(s) and consultant(s) in charge of the maintenance and management of the Building, with the sole exception of rental management fees, which shall be paid by the Lessor,

●	The share of any charges billed to the Lessor by the Syndic, the AFUL, the ASL, or any other organization, as well as the management fees of the latter,

●	Expenses, repairs, replacements, improvements, modernizations, installation of new equipment and services, including those resulting from obsolescence, with the exception of those covered by Article 606 of the Civil Code,

●	The cost of bringing the Leased Premises and the Building into compliance with any current or future regulations, in particular those mentioned in Article 9.3.2 hereinafter, with the exception of those covered by Article 606 of the Civil Code,

●	All taxes and fees mentioned in Article 7 above,

●	The cost of contracts and expenses for the upkeep and maintenance of private equipment that would be managed directly by the Lessor and/or the co-ownership,

●	Beautification work in an amount that would exceed the replacement cost at

The same, that is to say without this definition and this list is not exhaustive paints and varnishes, woodwork coatings, false ceilings, partitions as well as all glued coatings of floor, walls and ceilings, the work of sanding, glazing etc. ...

The inventory of the categories of charges, taxes and fees related to the Lease and mentioned above corresponds to the inventory required by the first paragraph of Article L.145-40-2 of the French Commercial Code, the Tenant acknowledging that the Landlord has fulfilled its obligation to provide information in this respect.

This inventory corresponds, to date, to an exhaustive list. The Lessor may, however, at any time during the term of the Lease, inform the Lessee of new charges, taxes and fees related to the Lease, which shall be reimbursed in full by the Lessee up to its share, in accordance with the provisions of Article L.145-40-2 of the French Commercial Code.

8.2 Terms of payment of charges

The above charges are payable as follows:

The Tenant shall pay, in addition to the Rent and according to the same periodicity, a provision to cover the above-mentioned charges, equal to one quarter of the annual sum due under the projected budget of charges.

This provision will be readjusted each year on the basis of the Lessor’s projected budget.

The Lessor shall send to the Tenant the summary statement including the liquidation and regularization of the charges accounts:

-	September 30 of the year following the year for which the lease was issued, if the building, which is the subject of the lease, is the sole property of the lessor,

-	within a period of 3 months following the redemption of the co-ownership charges for the past financial year if the building, which is the subject of the Lease, is subject to the system of co-ownership governed by the law of July 10, 1965 and its subsequent decrees of application.

In the event of a surrender in favor of the Landlord, the Tenant undertakes to pay the balance due within 15 days of receipt of the statement.

The supporting documents may be consulted by the Tenant, upon written request, at the registered office of the Landlord or its Agent during a period of fifteen (15) days from the date of receipt of the statement. In the event of failure to withdraw the registered letter transmitting the statement, the fifteen-day period shall run from the date of first presentation.

The Lessor may in any case, by justifying it, adjust during the year the provisional budget established for the year, the resulting provisions, if it appears that this budget is lower than the reality.

Upon the departure of the Tenant, the charges shall be calculated on a prorata temporis basis until the end of the Lease or until the effective vacating of the Rented Premises, if this occurs after the expiration date of the Lease.

The provisions paid will be returned after deduction of any sums due for the regularization of the charges.

Notwithstanding the foregoing, property tax, garbage collection tax and annual office tax are not included in the provisions for charges and shall be reimbursed to the Lessor in addition to these provisions, upon separate and specific billing at their respective due dates. The same may apply to management fees and the reimbursement of insurance premiums taken out by the Landlord, which may be called separately.

The Tenant shall also take out any subscription directly with the concessionary services and shall pay directly for all his personal consumption, in particular water, electricity, heating, air conditioning or cooling, telephone and Internet, according to the indications of his meters, readings and invoices.

In the same way, it shall directly subscribe to all contracts relating to the use and maintenance of the equipment elements, elevators, air conditioning, etc. of the Leased Premises, which it operates, as well as those necessary for safety and security.

Article 9 : Rental conditions

During the course of the Lease and more generally until the end of the lease term, the Lessee undertakes to perform the following obligations:

9.1 Use of the Rented Premises by the Tenant

The Tenant undertakes to use the Leased Premises in accordance with articles 1728 and 1729 of the Civil Code, honorably and peacefully, for the purpose defined in article 3 of the Particular Conditions, excluding any other activity.

The occupation of the Rented Premises by the Tenant shall not give rise to any contravention, complaint or claim from anyone, and in particular from other occupants of the Building.

The Tenant shall operate the Leased Premises in a reasonable manner and shall therefore be personally responsible for any grievances that may be made against the Landlord in respect of the Tenant, its staff or its visitors, so that the Landlord shall never be worried and shall be guaranteed against any consequences that may result from the Tenant.

The Tenant undertakes to comply with any easements and other regulations of any nature that may be applicable to the Building, as well as, if applicable, with the co-ownership regulations and decisions of the general meetings of the co-ownership, of the managing agent, as well as with the internal regulations of the Building. The Tenant shall likewise respect any easement or any new organization that may be established, in particular in the event of the division of the Building, provided that such easements or organizations are not likely to diminish the conditions of enjoyment of the Rented Premises.

9.2 Maintenance and operation of the Leased Premises by the Tenant

The Tenant shall keep the Leased Premises constantly furnished with furniture, household effects and equipment, to the exclusion of any goods, and shall maintain the Leased Premises in a permanent state of effective use.

The Tenant undertakes not to store anything, even temporarily, in the areas shared by all the occupants of the building or only certain areas, sanitary facilities, corridors, landings, corridors, sidewalks or technical premises etc.

The Tenant shall meet all city, police or road charges for which the tenants are regularly liable, all in such a way that the Landlord cannot in any way be worried or sought after in this regard.

9.3 Authorizations and compliance with regulations concerning the Rented Premises

9.3.1 Authorizations

The Tenant shall be responsible for obtaining, at its own expense, all administrative or other authorizations related to the use of the Leased Premises for the exercise of its activity. The Lessor shall not be liable in case of refusal or delay in obtaining such authorizations.

9.3.2 Compliance with regulations

The Tenant, who assumes throughout the term of the Lease the responsibility of the head of the establishment, shall comply with and ensure compliance by its employees, customers and suppliers with all laws, regulations, orders, by-laws, normative texts in force and authorizations applicable to the Leased Premises, in particular and without this list being exhaustive, those concerning the road system, the police, hygiene, safety, the environment, energy performance, classified installations for environmental protection, work regulations, safety, where applicable, establishments receiving the public, accessibility for persons with reduced mobility, as well as the rules defined by the European standard NF EN 12845 of December 2004, (fixed fire-fighting installations - automatic sprinkler systems - calculations, installation and maintenance), the prescriptions of the Departmental Fire and Rescue Service (SDIS), the safety representatives, all in such a way that the Lessor is never worried or sought after for any reason whatsoever.

9.3.3 Compliance of the Rented Premises

The Tenant shall comply, at its sole expense, with any prescription, claim or injunction that may be issued by the competent authorities in connection with the Tenant’s activities and/or its operation of the Leased Premises and/or the activities of the occupants of the Leased Premises under its responsibility. The Tenant shall, at its own expense and under its own responsibility, ensure that its materials and the Leased Premises and their equipment comply with all applicable legislative and/or regulatory provisions during the term of the Lease, its successive renewals and its tacit renewal.

The Tenant shall have the equipment and installations, in particular electrical and fire equipment, checked by an approved organization, at its own expense, whenever required by the regulations, and shall make any modifications thereto that may be requested by the checking organization within three months of the communication of the checking report.

He shall submit to the Lessor, at least once a year, all supporting documents attesting to compliance with the above obligations, in particular with respect to the inspection reports.

9.4 Maintenance, work, repairs

By express agreement between the Parties, the Tenant shall carry out at its own expense, risk and peril, notwithstanding articles 1719, 1720 and 1755 of the Civil Code, as and when required, and shall bear the cost of or reimburse the Landlord for any work, repairs, replacements and expenses of any nature whatsoever, regardless of the cause, nature and importance thereof, including those due to force majeure or obsolescence, with the exception of the major works referred to in article 606 of the Civil Code or work to bring the Leased Premises into compliance with the law or those attributable to the Landlord, including those due to force majeure or obsolescence, with the exception of the major works referred to in Article 606 of the Civil Code or works to bring the Leased Premises into compliance with the law or those attributable to obsolescence falling within the category of the major works referred to in Article 606 of the Civil Code, which shall remain the responsibility of the Lessor in accordance with the provisions of Article R.145-35 of the Commercial Code.

In this context, the Tenant shall in particular, and without this list being in any way exhaustive:

-	Carry out at its own expense all work and in particular repair, restoration, modernization, repair or replacement, which is or will become necessary to the Leased Premises and their installations, (such as, if they exist, those of heating, air cooling, ventilation, technical equipment, access controls, security and safety systems, electricity, lighting, wiring, glazing, woodwork and closures, plumbing, sanitary facilities, carpets, ceilings and false ceilings, walls, partitions, floors, roofs, pipes, zinc work... ),

-	Carry out, at its own expense, all work, improvements, installations and constructions to bring the Rented Premises and the Building on which they depend into conformity with current and future regulations, particularly in the areas of environmental protection, hygiene, health, safety, roads, police and labor, and if necessary, in terms of ERP regulations for the category on which its activity depends, rules applicable to high-rise buildings and accessibility rules for people with disabilities.

-	To maintain in perfect state of cleanliness, maintenance and repair of any kind the Rented Premises and their equipment as well as the arrangements, installations, decorations and embellishments carried out by him having the nature of building by destination.

He will see to the perfect state of maintenance and repair of his electrical, telephone, computer networks and lighting. He will take all precautions against freezing. If necessary, he will proceed to the annual sweeping of the smoke ducts for his use.

He shall paint the Leased Premises as often as necessary, maintain the floor coverings in a perfect state of repair and in particular remedy the appearance of stains, burns, tears, holes or detachments and ensure the safety of use and circulation so as to return them in perfect condition at the end of the lease.

In general, he shall take out all maintenance contracts and repair as and when necessary any deterioration that may occur in the Rented Premises and replace, if necessary, what could not be repaired.

9.5 Tenant’s work

The Tenant shall not demolish, break through walls, slabs, vaults or posts, change the distribution or build anything in the Leased Premises without the prior written consent of the Landlord.

If the Tenant wishes to carry out such work, he must send to the Landlord or his agent by registered mail with acknowledgement of receipt or against receipt, a file including :

●	A description of the work and equipment planned (written and graphic documents),

●	A work schedule with detailed methodology,

●	A file integrating the implementation of a waste management plan, the taking into account of nuisances, the implementation of collective safety measures, in particular those imposed by the Labor Code, as well as, if necessary, in terms of ERP regulations for the category on which its activity depends, rules applicable to high-rise buildings and accessibility rules for people with reduced mobility, as well as the impact and management measures in terms of energy and environmental performance,

●	A draft application for administrative authorization if necessary,

●	The list of companies that the Tenant plans to consult or to have intervene for the realization of the work,

It is specified that these documents, with the exception of the list of companies, must be established by a project manager and validated by a technical controller.

The Tenant shall make its best efforts to take into account energy saving and environmental management measures in its work file.

The approval procedure referred to above shall not apply to routine maintenance work, painting or interior decoration work, simple installation or modification of wiring, provided that such work has no impact on the technical lots or on the health and safety of persons. For works not subject to the prior approval procedure, the Tenant undertakes to keep the Landlord informed of the completion of its works and to provide it with new layout plans as soon as they are completed.

The Lessor shall always be free to refuse its authorization and even for work not requiring prior approval by the Lessor, to oppose it for serious reasons, particularly with respect to aesthetics, the general harmony of the Building and the rights of the architect, safety rules, construction rules or standards, the proper functioning of the technical, safety and security equipment of the Building, the stipulations of the Lease and, if any, of the rules of co- ownership of the Building and of the internal regulations, the statutes of the ASL or the AFUL.

After having obtained the agreement of the Landlord, the Tenant shall be responsible for obtaining, at his own expense, all administrative, condominium and other authorizations that may be required for the completion of his work, as well as for the payment of all taxes and contributions related to these authorizations, the Landlord undertaking to sign without delay any application that should be made in his name and that he would have approved. The Lessor shall in no case incur any liability in case of refusal or delay in obtaining these authorizations, as well as in the payment of the above-mentioned taxes and contributions, which are entirely incumbent upon the Tenant.

Generally speaking, the Tenant shall carry out its work in compliance with the rules of prevention, health and safety and the environment. The Tenant shall use qualified companies that hold adequate insurance policies and that must, prior to any intervention, have the required skills for this type of work, possess all necessary insurance and be up to date with the payment of the corresponding premiums.

The Tenant shall be able to justify this at the first request of the Landlord. In addition, the companies working on the technical trades for the realization of the Tenant’s works must be approved before any intervention by the Landlord, who may only refuse its approval for a serious and legitimate reason.

All of the Tenant’s work shall be carried out under the supervision of the technical manager and/or the Landlord’s architect and, if the Landlord deems it useful, of a control office mandated by the Landlord, whose fees shall be paid by the Tenant

If work was carried out without prior authorization, the initial restoration may be requested and must be carried out by the Tenant within one month of the notification made to him by the Landlord or his agent. If the Tenant fails to do so within the aforementioned period, a penalty of 1,000.00 euros (excluding taxes) per day of delay shall be payable by the Tenant at the request of the Landlord, without prejudice to the implementation of the resolutory clause provided for below.

Likewise, in case of non-conformity of the authorizations obtained, the necessary additional or modifying works shall be carried out by the Tenant within 60 days of the notification made to him by the Landlord or his agent.

If the Tenant fails to perform within the above-mentioned period, a penalty of 1,000.00 euros (excluding taxes) per day of delay shall be due by the Tenant at the request of the Landlord, without prejudice to the implementation of the resolutory clause provided for below.

The Tenant shall carry out its work in compliance with the rules of the trade and those relating to the protection of the environment by using quality materials and complying with the documents approved by the Landlord. The Tenant shall bear all costs and fees incurred by its work and all consequences resulting therefrom, in particular with regard to the requirements of health and safety rules, labor regulations and, where applicable, legislation on the ERP of the category on which its activity depends, rules applicable to high-rise buildings and accessibility rules for disabled persons.

The Tenant shall be required to use the services of companies for structural work, waterproofing, fire protection and, more generally, for the maintenance of the Building and to enter directly into the required contracts for this purpose, to which the Landlord shall remain a stranger.

The Tenant shall provide at least once a year and in case of execution of works having been authorized by the Landlord, the recollection plans of the executed works in autocad format as well as the administrative authorizations if any have been obtained and if necessary the final report of the control office.

The Tenant shall indemnify the Landlord against any liability that the Landlord may incur to any person for material or immaterial damages resulting directly or indirectly from the Tenant’s work.

The Tenant alone shall bear all the financial consequences of any damage that may result from the work it carries out and shall indemnify the Landlord for any loss the latter may suffer as a result of said work, even if the work and the companies have been approved by the Landlord.

Tenant shall subscribe to:

●	A damage insurance if he carries out work requiring it with an extension of cover including the guarantee of good functioning of the capital goods, the immaterial damage and the damage to the existing for appropriate amounts.

●	If necessary, an all-risk construction insurance covering the entirety of the new work and including an extension of coverage including damage to pre-existing structures as well as the civil liability of the Lessor and the Tenant for damage caused to third parties as a result of the execution of the work for appropriate amounts.

The Tenant shall ask each party holding a work contract or a service contract to provide proof of any insurance inherent to the work to be performed (in particular Civil and Decennial Liability).

The Tenant undertakes to provide at the first request of the Landlord after the completion of the work, for himself and all the parties mentioned above, a certified copy of these policies or, failing that, the coverage notes issued by the insurance companies attesting to the payment of the premiums due.

9.6 Work of the Lessor

The Tenant undertakes to suffer, without compensation, notwithstanding Article 1724 of the Civil Code, and even if the work lasts more than twenty-one (21) days, all repairs, improvements, modifications and compliance work that the Landlord should or would see fit to carry out in the Leased Premises or in the Building.

The Lessor undertakes to make its best efforts to limit the inconvenience caused to the Tenant due to such work.

The Tenant shall likewise suffer, in derogation of Article 1723 of the Civil Code and without indemnity or reduction of rent, any modification of the Leased Premises or the Building that the Lessor reserves the right to make such changes, provided that such changes do not affect the general condition or level of performance.

The Tenant undertakes, subject to a notice period of five days, to allow free access to the Rented Premises to the companies designated by the Landlord for the work referred to above. This notice period may be reduced to 24 hours for work of an emergency nature.

The Lessor undertakes to do everything necessary to limit as much as possible the inconveniences that may result for the Tenant from the said work, taking into account its operating requirements, and to consult with the Tenant for this purpose.

The Tenant shall bear any modification of the meters or metering stations that may be required by the water, electricity, hot and cold fluids, and telecommunications distributors and shall allow any pipe or conduit that may become necessary to cross the Rented Premises.

The Tenant shall inform the Landlord in writing of any damage that has occurred in the Leased Premises or concerning the Leased Premises as soon as it becomes aware of such damage, failing which the Tenant shall be personally liable to reimburse the Landlord for the amount of the direct or indirect damage resulting for the Landlord from such damage or be liable to the Landlord for failure to declare the said damage to the insurance company for the Leased Premises in a timely manner.

The Tenant shall immediately remove any formwork or decoration as well as any installation it has made, the removal of which would be useful for the search for or repair of leaks of any kind, cracks in the smoke or ventilation ducts, in particular after fire or infiltration, and for the execution of the Landlord’s work following the disaster or decided by the Landlord.

Article 10: Special requirements

The Tenant is required to comply with the following obligations:

10.1 Respect for the neighborhood

●	Not to use any loudspeaker or other means of broadcasting likely to be heard outside the Rented Premises; not to use any electrical or other device that interferes with the transmission of telephones, terrestrial or digital television or computer networks, without having equipped said devices with devices to avoid any disturbance to the neighborhood, to take particular care to avoid any interference between the various wireless networks used by the Tenant and those used by the other occupants of the Building and neighbors.

●	Not to install in the Rented Premises any machine likely to cause disturbances to the neighbors; to remove without delay those which would be installed if their operation, in spite of the precautions taken, would generate justified complaints of the other occupants of the Building or the neighboring buildings.

●	Refrain from any noisy, dangerous, inconvenient, polluting or unhealthy activity; take all useful measures to prevent any unpleasant odor; refrain from throwing or allowing to be thrown any corrosive or polluting products, or likely to clog any pipes.

●	Take all measures to avoid the spread of rodents, insects, etc... and if necessary, to destroy them.

●	Ensure the proper conduct of its staff and visitors.

10.2 Fluids - Network subscriptions

●	To subscribe in its name and at its expense all the subscriptions of electricity and telecommunication, and more generally of all fluids necessary to the exercise of its activity.

●	At the end of the Lease, to terminate any contracts it may have entered into for the rental or maintenance of its specific facilities.

●	Pay directly to the services concerned the amounts of the subscriptions, taxes and corresponding consumption, and that of the possible connection.

●	Provide the Lessor annually and/or upon request with the consumption statements for the various fluids to which it has subscribed.

10.3 Various

●	Do not load floors with more weight than they can support.

●	Respect the maximum number of employees allowed in the Leased Premises.

●	Not to proceed in the Rented Premises to any public sale of furniture or other objects.

●	Keep all emergency exits clear of all furniture and objects at all times.

10.4 Parking spaces

●	Use the parking spaces only for parking light vehicles and two-wheelers of its employees or visitors, excluding any repair, oil change or washing activity.

●	Do not store any material, object or merchandise of any kind, in particular: tires, gasoline or oil cans.

●	Respect the rules of operation and safety of parking spaces, as well as the rules of traffic.

10.5 Badges

●	Collect and return at the first request of the Lessor the magnetic cards or generally the means of access which will have been given to him in order to allow their replacement or their periodic validation, or at the end of the Lease.

10.6 Blinds, Plaques, Signs and Antennas

No blind, plate, sign, antenna or installation of any kind whatsoever, concerning the exterior appearance of the Building may be installed without the prior written consent of the Lessor, who may object only on legitimate grounds.

The Tenant shall also apply, at its own expense, for all necessary authorizations from the administration, the co-ownership on which the Rented Premises depend, the rights of third parties or any other; the Landlord shall not be held responsible in case of refusal of authorization or delay in obtaining them.

Installations shall be made in accordance with the provisions and conditions set forth above for the Lessee’s work.

The Tenant shall, moreover, remove at its own expense the said installations on the day of its departure and restore to their original state the Rented Premises, works or elements of works in or on which these installations have been affixed.

10.7 Access and visit of the Rented Premises

In the event of a notice of termination or cancellation of the Lease, as well as in the event of the sale of the Leased Premises or of the Building on which they depend, the Tenant authorizes the Landlord to show the Leased Premises during working days and hours, as well as to post information signs in appropriate places.

The Tenant shall allow the Landlord and its agents, architects, contractors and workmen to enter the Leased Premises for any visit, repair or maintenance task. The Landlord undertakes, insofar as possible, to give the Tenant at least 48 hours’ notice.

Article 11: Sub-letting, domiciliation, transfer, right of pre-emption of the Tenant

11.1 Subletting and domiciliation

Any subletting of the Leased Premises is prohibited.

The Tenant shall operate its activities in the Leased Premises personally.

The Tenant therefore undertakes not to grant the use of the Leased Premises to anyone in whole or in part, in any form whatsoever, even temporarily or on a precarious basis, whether free of charge or against payment.

Moreover, any domiciliation of a third party in the Rented Premises is strictly forbidden.

11.2 Transfer

The transfer of the Lease is prohibited.

However, the Tenant may, after having obtained the prior written consent of the Landlord, assign his rights to this Lease in full to the purchaser of his business, provided that he remains jointly and severally liable with any successive occupant of the payment of the rents and accessories or of the execution of the clauses of the Lease, and this without the need to inform the assignor of the first non-payment of his assignee and of all successive assignees within a period of one month, by express derogation to article L.145-16-2 of the Commercial Code. Notwithstanding article L.145-16-1 of the French Commercial Code, this joint and several guarantee shall continue for the entire duration of the Lease remaining on the date of the transfer.

No contribution or assignment may be made if the Lessor is owed rent, charges and taxes.

Before the date scheduled for the signing of the deed of transfer, the Lessor shall be called upon to participate in this deed by registered letter with acknowledgement of receipt received at least fifteen days before the date scheduled for the deed of transfer, with a copy of the draft deed attached, containing all indications relating to the planned transfer.

The Lessor shall deliver to the transferee, at no cost to the Lessor, a registered original of any deed of transfer within one month after the transferee takes possession of the Lease, failing which any transfer made in contravention of the foregoing provisions shall be null and void and the Lease may be terminated if the Lessor sees fit.

In the event of transfer of the right to the lease, transfer or gratuitous transfer of the business, a new inventory of fixtures shall be established between the Lessor and the new lessee, under the same conditions as those provided for in Article 3 of the General Conditions. It is however specified that, notwithstanding the establishment of this new inventory of fixtures, it is the initial inventory of fixtures established with the initial Tenant that shall be used as a reference for the definition of the restoration work due, if any, by the Tenant within the framework of the return of the Leased Premises.

11.3 Tenant’s right of pre-emption

If the Landlord intends to sell the Leased Premises, he shall inform the Tenant by registered letter with acknowledgement of receipt or hand-delivered against a receipt or envelope in accordance with the provisions of Article L.145-46-1 of the French Commercial Code in its wording resulting from the law n°2014-626 of June 18, 2014.

This notification shall, under penalty of nullity, indicate the price and conditions of the proposed sale and shall be deemed to be an offer to sell to the Tenant.

The Tenant shall have a period of one month from the date of receipt of this offer to decide. In case of acceptance, the Tenant shall have a period of two months from the date of sending his answer to the Landlord to complete the sale.

If, in his reply, the Tenant notifies his intention to take out a loan, the acceptance by the Tenant of the offer to sell is subject to obtaining the loan and the time limit for completion of the sale is extended to four months.

If, at the end of this period, the sale has not been completed, the acceptance of the offer to sell will become ineffective.

In the event that the Landlord decides to sell under more advantageous conditions or at a more advantageous price to an interested purchaser, the notary in charge of the sale shall, if the Landlord has not previously proceeded to do so, notify the Tenant in the manner provided for in the first paragraph, under penalty of the sale being declared null and void, of such conditions and price. This notification shall constitute an offer to sell to the benefit of of the Tenant. This offer to sell will be valid for a period of one month from the date of its receipt. Any offer that has not been accepted within this period shall become null and void.

The Tenant who accepts the offer thus notified shall have a period of two months from the date of sending his reply to the Landlord or the notary to complete the deed of sale. If, in his reply, he notifies his intention to obtain a loan, the acceptance by the Tenant of the offer to sell shall be subject to obtaining the loan and the time limit for the completion of the sale shall be extended to four months. If, at the end of this period, the sale has not been completed, the acceptance of the offer to sell will become ineffective.

However, the foregoing provisions shall not apply in the event of a single transfer of several premises in a commercial complex, a single transfer of separate commercial premises, a transfer of a commercial premises to the co-owner of a commercial complex, a global transfer of a building comprising commercial premises or a transfer of a premises to the Lessor’s spouse or to an ascendant or descendant of the Lessor or his spouse.

Article 12: Insurance

12.1 Lessor’s Insurance

The Lessor undertakes to insure with insurance companies known to be solvent:

a)	The building at new value including all fixtures and fittings considered as building by nature or destination, according to article 525 of the Civil Code.

Against all usual risks of destruction and in particular the following risks: fire and lightning, all explosions, electrical damage, falling aircraft and aerial objects, vehicle impacts, attacks and natural disasters, in particular hurricanes, cyclones, tornadoes, storms, hail, smoke, strikes, riots and popular movements, acts of vandalism and malicious damage, water damage.

The insurance extends to additional guarantees including, in particular, loss of rent for up to two years, the cost of excavation, backfill, indirect losses and experts’ fees.

b)	Its civil liability for bodily injury or property damage caused to third parties. The Tenant shall reimburse to the Landlord, in addition to the charges, the share of the premiums resulting from the policies provided for in the preceding paragraphs. This reimbursement shall be subject to VAT.

12.2 Lessee’s Insurance

The Tenant shall be insured with a reputable company against fire, short circuits, explosions, lightning, water damage, glass breakage and all other generally insured risks, all furniture, equipment, merchandise, glass, installations and fittings in the Rented Premises, recourse from neighbors and third parties, and its professional civil liability.

In order to ensure the execution of this clause, the Tenant shall send to the Lessor within thirty (30) calendar days of the signature of this agreement, a certified copy of all its insurance certificates, it being specified that if the Tenant fails to subscribe, renew the policy or pay the related premiums, the Lessor reserves the right, fifteen (15) days after a formal notice remained unanswered, to proceed with the insurance company covering the Rented Premises, and to claim from the Tenant the reimbursement of the corresponding premiums.

The Tenant agrees to maintain all the above mentioned insurances for the duration of the Lease and its renewals, to pay the premiums punctually and to justify this insurance by sending to the Landlord an up-to-date certificate, within thirty (30) calendar days of the anniversary date of this contract.

If the activity carried out by the Tenant results in additional insurance premiums for the Landlord or for neighbors or tenants, the Tenant shall be required to compensate the Landlord for the amount of the additional premium paid by him and to guarantee him against any recourse and claim from neighbors or tenants. The Tenant undertakes to immediately inform the Landlord of any elements likely to aggravate the risks and to modify the premium rates.

12.3 Waiver of recourse

The Lessor undertakes on its own behalf and on behalf of its insurers to waive any recourse against the Tenant and its insurers, except in the case of malice, in the event of damage caused by fire, explosions, leaks or water damage to the Rented Premises and the corresponding insurance policies shall mention this waiver of recourse.

Correlatively, the Tenant undertakes for itself and its insurers to waive any recourse in case of fire, explosion, leaks, water damage, against the Landlord and its insurers, for any reason whatsoever, in particular due to the destruction of its movable property, as well as due to the deprivation of enjoyment of the Rented Premises and even in case of total or partial loss of its business, including intangible elements. The corresponding insurance policies shall expressly mention these waivers of recourse.

The Tenant undertakes to communicate to the Landlord, all elements tending to appreciate any risk and this at any time and without delay as soon as the Tenant is aware of them. The Lessor’s insurer or its representatives shall have the right to visit the Leased Premises at any time, upon simple request, provided that it does not disrupt the Tenant’s activity.

Article 13 Liability, claims

The Tenant waives all liability claims or claims against the Landlord, the Landlord’s agent and their respective insurers and agrees to obtain the same waivers from its own insurer for the following:

●	In the event of theft, attempted theft, or other criminal acts committed in the Leased Premises or in the common areas of the Building, the Landlord not assuming any obligation of surveillance,

●	In case of modification or suppression of the guarding, the remote surveillance, the reception service and the switchboard operators, if any, and more generally of the service of all the persons providing common services to the Building,

●	In case of modification of the common parts, the dependencies and accessories of the Rented Premises, notwithstanding article 1723 of the Civil Code,

●	In the event of irregularities or interruption of the elevators, supply and distribution of services and fluids and, in particular, of the service of water, electricity, telephone, air- conditioning, generators, all computer systems and new technologies if any, except in the event of a fault attributable to the Lessor. In addition, any

The cancellation of a service shall not give rise to any compensation or reduction of rent for the Tenant, except in the event of a fault attributable to the Landlord. The Lessor undertakes to take all necessary steps to restore the operation of the said fluids insofar as it has retained the management of the said equipment or holds the supply contracts.

●	In the event of an accident with bodily, material and/or immaterial consequences occurring in the Rented Premises or in the Common Areas during the course of the Lease, whether or not it has an impact on the Tenant, regardless of the cause,

●	In case of damage caused to the Rented Premises and/or to any movable items therein, as a result of leaks, infiltrations, humidity or other circumstances, all except for fault attributable to the Lessor,

●	In case of actions generating damage from other occupants of the Building, from all third parties in general,

●	In case of claims from third parties, co-owners or any other tenant due to disturbances of use attributable to its activity,

●	In case of expropriation for public utility, all the rights of the Tenant being reserved against the expropriating party,

●	In case of contamination of the heating, water and air conditioning networks.

Article 14 Destruction of the Rented Premises

In the event that, as a result of a fire, an explosion, whatever the cause, or any other disaster, the Leased Premises are destroyed or rendered unusable in their entirety, the Lease shall be terminated as of right, without any indemnity for the Tenant, the full benefit of the real estate insurance indemnities remaining with the Landlord.

Notwithstanding Article 1722 of the Civil Code, if the Leased Premises are destroyed or rendered unusable only partially, the Lessee may only terminate the Lease if the Leased Premises are not restored within two years of the loss.

In this case, the Lessor undertakes to take all necessary steps to restore the property to its original condition and to allocate the insurance indemnities received.

During this period, the Tenant shall only be liable for the payment of rents and charges in proportion to the surface area of the Rented Premises that would not be destroyed or unusable.

In the event that, due to causes beyond the control of the Lessor, the Lessor is unable to rebuild the Leased Premises within a period of two years, the Lease shall be terminated as of right, without prior notice and without any indemnity for the Lessee, the full benefit of the real estate insurance indemnities remaining with the Lessor.

Article 15 Collective proceedings

In the event that collective proceedings (safeguard, recovery or judicial liquidation) are opened against the Tenant, the latter shall immediately inform the Landlord by registered letter with acknowledgement of receipt.

The sums owed by the Tenant for debts arising prior to the judgment opening the proceedings shall be automatically set off against the security deposit, without the need for any judicial formality. After the court has decided on a possible safeguard or recovery plan, the Lessor shall ask the Tenant to reconstitute the security deposit, in the event that all or part of it has been offset.

The transfer of the leasehold right, including in the event of the Tenant’s judicial liquidation, by the judicial administrator, may only be carried out under the conditions indicated in Article 11.2 of the General Conditions and subject to the reconstitution of the security deposit by the transferee in the hands of the Landlord.

If the administrator or liquidator were to terminate the Lease, such non-performance would give rise to damages in accordance with Articles L.622-13 and L.622-14 of the French Commercial Code, which the Parties agree to set at six months’ rent (exclusive of taxes) in effect on the date of termination. The security deposit shall be acquired by the Lessor as initial liquidated damages in the event of waiver of the continuation of the Lease pursuant to Articles L.622-13 and L.622-14 of the Commercial Code.

Article 16: Return of the Rented Premises

16.1 Acquired

One month before vacating the Leased Premises, the Tenant shall, prior to any removal of the furniture, even partial, and at the first request of the Landlord, justify by the presentation of the receipts, the payment of the contributions to be paid by the Tenant, both for the past years and for the current year, as well as all the terms of rent and charges, and communicate to the Landlord his future address.

16.2 State of restitution

Upon his departure, during or at the end of the lease, the Tenant shall return the Leased Premises in a very good state of maintenance, cleanliness and repairs and replacements incumbent upon him, and shall return them free of any furniture, fixtures, wiring, which would not have become the property of the Landlord by virtue of the option available to the latter as stated below.

16.3 Accession

All real estate work, fixtures and fittings, whether or not authorized by the Lessor, whether finishing work performed prior to or at the time of taking possession, or partitioning, improvement, alteration or repair work, shall become the property of the Lessor by accession at the end of the Lease, without compensation of any kind.

The Landlord shall have the right to require the Tenant to restore the Leased Premises to their original physical condition in accordance with the inventory of fixtures referred to in article 3.2 of the General Conditions, at the exclusive expense of the Tenant, and in particular the removal of the following items

-	partitioning,

-	low voltage

-	private air-conditioning systems

16.4 Pre-appraisal - Quotation

To this end, three (3) months at the latest before the expiry of the Lease or at the time of the Tenant’s effective departure, if earlier, a preliminary inspection of the condition of the Rented Premises shall be carried out by both parties, which shall include a statement of the repairs to be carried out by the Tenant.

The Tenant shall perform at its own expense all such repairs and restorations as mutually agreed upon for the date of vacating the Leased Premises.

In the event that the Tenant does not carry out the repairs and repairs within the above- mentioned time limits, or does not respond to the Landlord’s notice, the Landlord shall have the amount of said repairs calculated.

The Parties may agree that the restoration work shall be carried out by the Lessor at the Lessee’s expense, provided that prior to the Lessee’s departure, an agreement has been reached on the description, the estimate and the deadline for carrying out the necessary work and that the amount of the estimate(s) has been paid to the Lessor by the Lessee.

Upon return of the Leased Premises by the Tenant, an inventory of fixtures shall be established jointly and amicably by the Parties or by a third party mandated by them.

If the inventory of fixtures cannot be established under these conditions, it shall be established by a bailiff, on the initiative of the most diligent Party, at expenses shared equally between the Lessor and the Tenant.

In view of this inventory of fixtures, the Parties shall assess whether there are any remaining repairs and restorations incumbent upon the Tenant.

If repairs or work are necessary, and if a negotiation has not already taken place at the end of the pre-exit inventory of fixtures, the Tenant shall, within fifteen days of the notification of the estimates or figures, established at the request of the Landlord, give his agreement on the said estimates or figures.

In the event of silence or unjustified dispute by the Tenant before the expiration of this period, the estimates or cost estimates presented by the Landlord may no longer be contested by the Tenant and shall be deemed accepted by him. The Lessor may have the work performed by companies of its choice, the cost of which shall be borne exclusively by the Lessee.

16.5 Downtime compensation

In the cases referred to in Article 16.4 above, the Tenant shall owe the Landlord an immobilization indemnity equal to the amount of the last rent (including tax) and charges, calculated on a pro rata temporis basis, during the time the premises are immobilized to carry out the repairs incumbent upon the Tenant after the expiration of the Lease; the Landlord undertakes to make every effort to carry out the said repairs.

It is reminded that in the event that the Tenant does not vacate the Rented Premises on the due date, he/she shall owe the Landlord the occupancy indemnity set forth in article 18 - 4ème.

Article 17: Tolerance

A tolerance relating to the application of the clauses and conditions of the Lease may never, regardless of its frequency or duration, be considered as a modification or deletion of these clauses and conditions.

Article 18: Resolutive clause, sanctions

In the event of non-payment of a single term or fraction of a term of the Rent and/or its accessories at their exact due date, of any sum due for a rent revision or a renewal of the Lease or in the event of non-performance of any of the conditions and obligations of the Lease (General Conditions and Special Conditions in their entirety), and one month after a In the event of a simple order to pay or to execute the present clause, the Lease shall be terminated by operation of law if the Landlord sees fit, even in the event of payment or execution after the expiration of the above-mentioned period. Jurisdiction is given to the Summary Jurisdiction Judge to note the breach and the operation of this clause and to evict the Tenant.

In the event of termination of the Lease for reasons attributable to the Tenant, the security deposit and the prepaid rents, if any, shall remain vested in the Landlord as first damages without prejudice to the provisions of Article 1760 of the Civil Code.

All costs of pre-litigation reminders, fees and costs of proceedings, summonses, lawsuits, protective or enforcement measures as well as all costs of lifting the registration status and notification that may be necessary shall be borne by the Tenant.

The occupancy indemnity payable by the Tenant in the event of non-delivery of the Leased Premises, after termination of the Lease by operation of law or by court order, or after expiration of the Lease, shall be established on the basis of the total rent for the last year of the lease, increased by fifty (50) %, in addition to all the accessories to the Rent.

In the event of non-payment of any amount due under the Lease and its consequences, the amount of each unpaid installment shall, at the expiration of a period of fifteen days from the due date, be automatically increased by 10% as a fixed penalty without prejudice to the possible application of the resolutory clause.

By express agreement, this penalty shall apply automatically upon expiration of the above period without any notice of default having been served.

In the event of repeated non-compliance by the Tenant with its obligations, the Landlord shall have the distinct option, fifteen days after a simple notification by registered letter with acknowledgement of receipt that has remained without effect, to have the non-compliant obligation performed by any service provider of its choice, at the Tenant’s expense, risk and peril, the resulting costs shall be automatically added to the first following term. In no case shall the above clause be considered as a comminatory or a style clause. It contains an express derogation, intended and accepted by the Parties, to the last paragraph of Article 1184 of the Civil Code.

Article 19: Environment

19.1 Work and respect for the environment

For the execution of the work to be carried out by the Tenant, both at the outset and during the term of the Lease, the Tenant undertakes to comply with all standards and regulations in force relating to the protection of the environment and not to use any material likely to present a danger to the safety of the occupants of the Leased Premises or of the Building and/or the real estate complex.

If the materials used by the Lessee are prohibited by a new provision, the Lessee shall be personally responsible for all the resulting consequences: research, diagnosis, removal or other, even though the work and improvements may have been acquired by the Lessor in the meantime, without any recourse against the Lessor.

19.2 State of risks and pollution

Attached hereto (Appendix 2) is the risk and pollution report provided for in articles L.125-5 and R.125-26 of the Environmental Code, of which the Tenant declares to have full knowledge.

If necessary, the Landlord further declares that to its knowledge (i) the Leased Premises have not suffered any loss that has given rise to the payment of an indemnity pursuant to Article L.125-2 or Article L.128-2 of the Insurance Code during the period of its ownership thereof and (ii) that it has not itself been informed of any such loss at the time of acquisition of the Leased Premises.

The Tenant being thus informed of this situation, undertakes to deal with it personally without recourse against the Landlord.

19.3 Diagnostic of Energy Performance

An energy performance diagnosis (DPE) is attached hereto (Appendix 3), in application of articles L.134-3-1 and following of the Construction and Housing Code, of which the Tenant declares to have full knowledge and to make its own personal arrangements, without recourse against the Landlord.

19.4 Asbestos Technical Diagnosis

Under the terms of Article R.1334-29-5 of the Public Health Code amended by the Order of December 21, 2012 on the general safety recommendations and the content of the summary sheet of the “asbestos technical file”, owners of built buildings containing materials likely to release asbestos fibers are required, since January 1er 2013, to establish an asbestos technical file (DTA) and communicate it to the occupants of their building.

Consequently, an asbestos technical file relating to the Building is attached to the Lease (Appendix 4) or will be sent to the Tenant by the Landlord three months at the latest after the signature of the Lease.

The Lessor prohibits the Tenant from carrying out or having carried out any work whatsoever, even if not subject to authorization under the terms of the Lease, without having taken or had taken cognizance of the said DTA by the companies and having justified it beforehand to the Lessor.

During the fitting out of the Leased Premises, the Tenant shall carry out, at its own expense, an asbestos diagnosis before the works if necessary.

Article 20 Status of Work Performed by the Lessor

In accordance with the provisions of Article L.145-40-2 of the Commercial Code as amended by Law No. 04-626 of June 18, 2014, the Lessor shall deliver to the Lessee upon signature of this Agreement, and then every three years, the following documents:

-	A statement of the work done in the three years preceding the conclusion of the Lease, specifying its cost (Appendix 5).

-	An estimate of the work to be performed within three years of the signing of the lease, together with a projected budget (Appendix 6).

It is specified that this statement, which shall be updated at least every three years by the Lessor, has been drawn up for information purposes only and that it may be modified at any time by the Lessor, of which the Lessee acknowledges.

Consequently, the Lessor reserves the discretionary right to carry out or not the works mentioned in the above-mentioned provisional statement and that, in the latter case, the Tenant shall not be able to claim any reduction in rent and/or indemnity whatsoever, nor to contest the reimbursement of charges, in the event that all or part of the planned works have not been carried out, as well as in the event that the Lessor carries out works that were not initially envisaged

The Landlord shall inform the Tenant during the course of the lease of any element likely to modify the distribution of charges among the tenants of the Building.

Article 21 Modifications - Tolerances - Severability - Confidentiality - Conditions of formation of the contract - Unforeseeable

21.1 - Modifications

Any modification of this Agreement shall be made only by agreement between the parties in writing.

21.2 - Tolerances

The Tenant expressly acknowledges that all tolerances on the part of the Landlord relating to the above-mentioned clauses and conditions, regardless of their frequency or duration, may in no case be considered as modifying or eliminating these clauses and conditions, nor as generating any right whatsoever. The Lessor shall always be free to require, without prior notice and by any means, the strict application of the conditions which have not been the subject of a prior express written modification.

21.3 - Divisibility

If at any time any provision hereof shall be unlawful, void or for any reason unenforceable in whole or in part under the laws of any state or territorial unit, the legality, validity and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

21.4 - Privacy Policy

The Lessor and the Lessee agree to keep the terms and conditions of the Lease confidential and to take all steps to ensure that such confidentiality is maintained by all their employees and assigns, as well as by their respective counsel, consultants and agents.

Each of the Parties shall refrain from publicizing the execution of the Lease in a press release or by any other means of communication without the prior written consent of the other Party.

21.5 - Conditions of formation of the Contract - Unforeseeability

The Parties acknowledge that the Lease (including its annexes) was freely negotiated in good faith between them, each Party having been assisted in this regard by its counsel, and that the Parties have entered into the Lease with full knowledge, awareness and understanding. Each of the Parties acknowledges that the other Party has requested from it the information that was of decisive importance to the former in order to obtain its consent to the conclusion of the lease within the meaning of Article 1112-1 of the Civil Code.

Throughout the term of the lease and its successive renewals, each of the Parties irrevocably and unequivocally waives the benefit of Article 1195 of the Civil Code relating to unforeseeability and consequently refrains from requesting its application unless otherwise provided by law or jurisprudence.

Article 22 Fees

All rights, expenses and fees for the drafting of the present document, the agency commission and those which will be the result and consequence thereof shall be borne and paid by the Tenant who expressly undertakes to do so.

Article 23 Election of domicile

For the execution of the present contract and its consequences, including the service of all documents, the Parties elect domicile:

The Lessor: at its registered office, 9 rue de Vienne, Paris 8ème or that of its agent. The Tenant: in the Rented Premises.

II/SPECIAL CONDITIONS

Article 1: Designation of the Rented Premises

In a building complex located at 4, rue Auber in the 9ème district of Paris:

■	Office premises located on the 4ème floor of the building on the Mathurins side, with a surface area of approximately 545 sq.m. including a share of the common areas,

The delimitation plans of the Leased Premises are attached to the Lease (Appendix 1).

Article 2: Effective Date and Term of the Lease

The Lease will take effect on 01/10/2022 and end on 30/09/2031. The lease is for a term of nine firm and consecutive years.

In accordance with the provisions of article L.145-4 of the Commercial Code, the Tenant will have the option of giving notice for the expiration of each three-year period.

Article 3 : Destination of the Rented Premises

The Tenant shall occupy the Leased Premises exclusively for office use in connection with its software publishing business (Appendix 7). It is specified that the regulations applicable to the Building are the Labor Code and that the Building is not classified as an ERP.

Article 4: Rent

The annual rent amounts to 376 050 € (THREE HUNDRED AND SEVENTY-SIX THOUSAND AND FIFTY EUROS) excluding tax and excluding charges, to which is added VAT at the current rate.

Rent-free:

The Lessor grants the Tenant a deductible of four (4) months of the current global rent, i.e. 125 350 € (ONE HUNDRED AND TWENTY THOUSAND AND FIFTY EUROS), to From the effective date of the lease, i.e. from October 1, 2022 to January 31, 2023.

The amount of the deductible shall be calculated on the basis of the principal rent in effect on the date the deductible is applied. This rent deductible shall not, however, exempt the Lessee from paying the charges and taxes incumbent upon the Lessee as of the effective date of the Lease.

This rent-free period has not been granted in consideration of any particular service, but is the result of an overall agreement of the Parties on the general economy of the Lease. As a result, this rent-free period is not to be considered as a reciprocal service separate from the Lease and its financial and contractual terms as a whole, and is therefore not subject to VAT.

Article 5: Tax system

VAT

Article 6: Indexing

Index of rents for commercial activities (ILAT)

The initial reference index will be that of 2Q 2022 (to be published)

Article 7: Security deposit

At the signature of the lease, the security deposit amounts to 3 months of initial rent excluding VAT/HC, i.e. the sum of 94 012,50 € (FOURTEEN FOURTEEN THOUSAND TWELVE EUROS AND FIFTY CENTS).

The Tenant shall send to the Landlord, by e-mail, the proof of the bank transfer of the security deposit, on the day of the signature of the Lease.

As a reminder, this security deposit must be increased or decreased when the amount of the rent is modified so that it is always equal to three months’ rent excluding taxes.

Article 8: First demand bank guarantee

To guarantee all of its obligations under the Lease and its consequences, the Tenant shall provide the Landlord, within a maximum period of three (3) months from the Effective Date of the Lease, with an autonomous first demand bank guarantee, subject to the provisions of Article 2321 of the Civil Code, issued by a first rank French banking institution having its registered office or branch in France, substantially in accordance with the model annexed to the Lease (Appendix 8), in an amount corresponding to nine months’ Rent excluding taxes and charges (hereinafter the “GAPD”).The amount of the GAPD (guarantee on first demand) amounts to 9 months’ initial rent excluding taxes and charges, i.e. the sum of 282,037.50 € (TWO HUNDRED AND EIGHTY TWO THOUSAND AND FIFTY EUROS).

In the event of failure to deliver a GAPD in accordance with these provisions within the aforementioned period, the Lessor may, if it so chooses, implement the termination clause of the Lease, under the conditions provided for in Article 18 of the General Conditions.

The amount guaranteed shall at all times be at least equal to 9 months of the Rent excluding taxes and charges. This amount shall be indexed at the same time as the Rent so as to always correspond to one year’s Rent excluding taxes and charges.

The GAPD shall become effective on the Effective Date of the Lease and shall remain in effect until the expiration of five (5) months from the end of the nine (9) year term of the Lease.

In the event that the Lease is tacitly extended, the Lessee shall submit a new GAPD, drawn up in accordance with the provisions of this Article, no later than fifteen (15) days prior to the expiration of the previous GAPD, said GAPD may then be limited to one (1) year but must be renewed during the entire tacit extension period of the Lease. If the Tenant fails to submit a new GAPD at least fifteen (15) days prior to the expiration of the GAPD coming to an end, the Landlord shall be entitled to enforce the GAPD prior to its expiration for the full amount thereof.

If the GAPD is called upon, a new guarantee of the same amount and duration issued by a first rank French bank shall be given to the Lessor, at the latest within thirty (30) days. If the Tenant is unable to provide the Lessor with the GAPD within the aforementioned period, the Tenant shall provide the Lessor, at the latest at the end of the thirty (30) day period following the activation of the GAPD, with a sum corresponding to the GAPD that should have been remitted, by bank transfer. This amount shall be reimbursed to the Tenant by the Landlord within five (5) business days upon delivery by the Tenant to the Landlord of the original of the new GAPD.

Failing this, the Lessor may, if it sees fit, implement the resolutory clause of the Lease, under the conditions set forth in Article 18 of the General Conditions.

The GAPD shall expressly stipulate that it is subscribed for the benefit of the Landlord and all successive lessors and/or owners of the Leased Premises, provided that such transfer does not contravene the guarantor’s obligations as to the identity of the transferee with respect to the fight against money laundering and the financing of terrorism and international sanctions. Thus, in the event of the sale of the Leased Premises, the successive lessors and/or owners shall automatically become beneficiaries of the GAPD.

In the event of an assignment or contribution of the Lease, the assignee (or transferee) shall provide to the Landlord, prior to the date of assignment or contribution of the Lease, a new independent bank guarantee established in accordance with the provisions of this Article

Article 9: Distribution of charges

The distribution of charges between the various tenants occupying the building complex on which the Rented Premises depend is specified in the attached table (Appendix 8).

The Landlord shall inform the Tenant of any element likely to modify the allocation of charges between tenants. The Landlord may modify this allocation during the term of the Lease without the prior agreement of the Tenant, provided that such modification is justified (modification of the common areas of the Building, adjustment of the allocation keys to the surface area of the Rented Premises, etc.).

Article 10: Waiver of the general conditions

10.1 Security deposit

Notwithstanding Article 6 of the General Conditions, the 5ème paragraph is amended as follows:

“This security deposit shall be refunded to the Tenant at the end of the use of the Leased Premises, after deduction of all sums due by the Tenant for the occupancy of the Leased Premises and, upon completion of the final accounting, within a maximum period of three (3) months thereafter.”

10.2 Maintenance, work, repairs

By derogation, article 9.4 of the general conditions is modified as follows:

“By express agreement between the Parties, the Tenant shall carry out at its own expense, risk and peril, notwithstanding Articles 1719, 1720 and 1755 of the Civil Code, as and when required, and shall bear the cost of or reimburse the Landlord for all work, repairs, replacements and expenses of any nature whatsoever, regardless of the cause, nature and importance thereof, including those due to force majeure or obsolescence, with the exception of the major work referred to in Article 606 of the Civil Code or work to bring the Leased Premises into compliance with the law, or work attributable to the Landlord, including those due to force majeure or obsolescence, with the exception of the major works referred to in Article 606 of the Civil Code or works to bring the Leased Premises into compliance with the law or those attributable to obsolescence falling within the category of the major works referred to in Article 606 of the Civil Code, which shall remain the responsibility of the Lessor in accordance with the provisions of Article R.145-35 of the Commercial Code.

In this context, the Tenant shall in particular, and without this list being in any way exhaustive:

-	Carry out at its own expense all work and in particular repair, restoration, modernization, repair or replacement, which is or will become necessary to the Leased Premises and their installations, (such as, if they exist, those of heating, air cooling, ventilation, technical equipment, access controls, security and safety systems, electricity, lighting, wiring, glazing, woodwork and closures, plumbing, sanitary facilities, carpets, ceilings and false ceilings, walls, partitions, floors, roofs, pipes, zinc work... ),

-	Carry out at its own expense all work, improvements, installations and constructions to bring the Rented Premises and the Building on which they depend into conformity with current and future regulations, in particular in terms of environmental protection, hygiene, health, safety, road safety, police and labor regulations, as well as, where applicable, in terms of ERP regulations for the category on which its activity depends, rules applicable to high-rise buildings and accessibility rules for persons with reduced mobility.

-	To maintain in a very good state of cleanliness, maintenance and repair of any kind the Rented Premises and their equipment as well as the installations, installations, decorations and embellishments carried out by him having the nature of building by destination.

He will take care of the very good maintenance and repair of his electrical, telephone, data- processing networks and the lightings. He will take all precautions against the frost. He will make proceed, if necessary, with the annual sweeping of the smoke ducts to his use.

He shall paint the Leased Premises as often as necessary, maintain the floor coverings in a very good state of repair and in particular remedy the appearance of stains, burns, tears, holes or detachments and ensure the safety of use and circulation so as to return them at the end of the lease in very good condition.

In general, he shall subscribe to all maintenance contracts and repair as and when necessary any deterioration that may occur in the Leased Premises and replace, if necessary, what could not be repaired.

10.3 Subletting and domiciliation

Notwithstanding the provisions of article 11 of the general conditions, the Tenant shall have the option of domiciling and/or partially subletting the rented premises to another company corresponding to the standing of the building. The Tenant will then be authorized to sublet under the following conditions:

-	the surface area subject to the said sublease shall not exceed 49% of the leased premises,

-	the Lessor must be notified in advance by registered mail with acknowledgement of receipt at least one month before the sublease takes effect,

-	the leased premises forming an indivisible whole in the common intention of the Parties, any sub-lease shall not create direct rights of any sub-lessees towards the Lessor, and in particular, the Lessee shall not grant sub-tenancies whose expiry date would be later than the end of the lease,

-	in case of termination of the present contract by the Tenant, the Tenant shall be personally responsible for the release of the premises by the sub-tenant.

-	the sub-lessee shall operate the premises in accordance with the purpose of the lease,

-	the amount of the sub-rent / m2 / year cannot be higher than the amount of the rent / m2 / year.

The above provisions shall be expressly included in any sublease agreement so that the sublessee is fully aware of them.

Finally, if these subleases lead to a particular development of the surfaces, the Tenant shall submit to the Landlord for formal approval the complete development file to verify, in particular, the compliance of the said development with safety regulations.

No improvements may be made in the leased premises before the Lessor has formally given its consent.

For subleases authorized in this way, the Lessor waives the right to intervene in the signing of the sublease deed and relieves the Lessee of the formalities provided for in Article L.145-31 of the Commercial Code. However, a signed copy of the sublease deed shall be communicated to the Lessor within fifteen days of the signature, under penalty of nullity of the sublease.

The Tenant shall remain solely liable for all rents, charges and accessories and shall remain liable for all obligations under the Lease, so that the Landlord shall only have to know one and only one tenant, holder of the Lease for the entirety of the Leased Premises and solely and exclusively responsible for the payment of rents and the performance of the charges and conditions of the Lease, the Landlord not intending, under any circumstances, to have any legal relationship with any subtenants.

The general terms and conditions of the sublease shall be consistent with those set forth in the Lease.

In no case may the sub-lease be granted for a period longer than the remaining term of the Lease.

In no case may the sublease be granted for a rent higher than that of the Lease. The sublease contract must contain

●	a clause by which the sub-lessee declares that it is fully aware and acknowledges that the fate of the sub-lease follows that of the Lease, the expiration or termination of the latter, for whatever reason, will automatically result in the termination of the former;

●	a clause by which the sub-lessee declares that it is fully aware and acknowledges that the Leased Premises are indivisible in the common intention of the Parties, and that it may not invoke any direct right against the Lessor.

In the event of application of the provisions of the second paragraph of Article L.145-32, the terms and conditions of the new lease shall be in accordance with the present lease, except for the amount of the Rent which shall be fixed in accordance with the usual terms and conditions, based on the rental value of the Leased Premises.

Done in Paris, on 20/07/2022

In three copies, one of which is given to each of the Parties.

The Lessee The Lessor

List of Annexes :

Appendix 1: Plans of the Rented Premises

Appendix 2: State of Risks and Pollution

Appendix 3: Energy performance diagnosis

Appendix 4: Asbestos technical file

Appendix 5: Summary of the work carried out by the Lessor

Appendix 6: Provisional statement of the work carried out by the Lessor

Appendix 7: Kbis extract

Appendix 8: Rental Expense Allocation Table Appendix 9: GAPD

The surfaces were calculated from the surveys carried out in June 2020 by GEXPERTISE CONSEIL, Géomètres-Experts. Assignments were assessed on the basis of apparent signs and without consulting the leases.

CITY OF PARIS

(9th district)

4, Auber Street
3, rue de Mathurins
~~Cadastre: Section AQ n°78~~

FOURTH FLOOR

SUBTOTALE

Rue Auber
U-1

Gross usable area:

- Offices
- General circulation
- Social room
- Sanitary facilities
- Bearings
- Special technical rooms

TOTALSUB:

Appendices:

- General technical rooms

TOTAL Appendices:

SUBAUBER

Gross Usable Area:

- Offices
- Social room
- General circulation
- Sanitary
- Bearings
- Special technical rooms

15m

SUB MATHURINSI

Gross usable area :

- Offices
- Social room
- General circulation
- Sanitary
- Bearings
- Special technical rooms

TOTALSUB:

Appendices:

- General technical rooms

TOTAL Annexes

TOTALSUB:

Appendices:

- General technical rooms

TOTAL Annexes

Scale 1/300

0m 5m

File; M20/000671 - Archive; 12_3578 - Index ;A Date ; June 2020 - Resp ; NWAE

GEXPERTISE

Bordeaux

Lille
Paris
Toulon

State of Risks and Pollution

In application of articles L125-5 to 7 and R125-26 of the environmental code.

Reference : 3119457Date of

completion : March 10, 2021 (Valid 6 months)
According to the information made available by prefectural order:
No. 2012159-0001 of June 7, 2012.

REFERENCES OF THE PROPERTY

Address of the property
4 Rue Auber - 3 Rue Des Mathurin
75009 Paris

Lessor
THE CIPAV

IZAC RUE AUBER
OUTLET STORE
Google

SYNTHESIS

To date, the commune issubject to the obligation of Information Acquéreur Locataire (IAL).
A declaration of compensated loss is required.

Your community				Your building		
Type	**Nature of the risk**	**Status of the procedure**	**Date**	**Concerned**	**Work**	**Ref.**
PPRn	**Flooding**	**revised**	**19/04/2007**	**yes**	**yes*.**	
R111.3	Land movement Due to natural cavities	approved	25/02/1977	no	no	
R111.3	Land movement Due to anthropic cavities ...	approved	19/03/1991	no	no	
SIS	Soil pollution	approved	13/01/2020	no	-	
Seismicity zoning: 1 - Very low***.				no	-	-
Radon potential zoning: 1 - Low ****				no	-	-

** See section "Work requirements".*
*** Soil Information Area.*
**** Seismic zoning of France according to the appendix of articles R563-1 to 8 of the Environment Code modified by the Decrees n°2010-1254 and n°2010-1255 of October 22, 2010 as well as by the Order of October 22, 2010 (new seismic construction rules - EUROCODE 8).*
***** Situation of the building with regard to the radon potential areas of the French territory defined in Article R.1333-29 of the Public Health Code modified by Decree No. 2018-434 of June 4, 2018, delimited by the Inter-ministerial Order of June 27, 2018.*

Additional information	Zone
Noise Exposure Plan	**Not applicable**

** Mapping information available at the town hall and online at the following address: https://www.geoportail.gouv.fr/donnees/plan-dexposition-au-bruit-peb*

CONSTATIMMO
ÉTATS DES LIEUX & DIAGNOSTICS

March 10,
2021 4 Rue Auber - 3 Rue Des
Mathurin
75009 Paris
Order CIPAV Ref.
3119457 - Page 2/9

SUMMARY

Synthesis 1
Official print 3
Report of compensated claims 4
Work specifications, Reference documents, Conclusions 5
Annexes 6

March 10, 2021 4 Rue Auber - 3 Rue Des Mathurin 75009 Paris Order CIPAV Ref. 3119457 - Page 3/9

CONSTATIMMO
ÉTATS DES LIEUX & DIAGNOSTICS

State of Risks and Pollution

natural, mining or technological hazards, seismicity, radon potential and soil pollution pursuant to articles L.125-5 to 7, R.125-26, R 563-4 and D 563-8-1 of the Environmental Code and article L 174-5 of the new Mining Code

1. This statement, relating to the obligations, prohibitions, easements and prescriptions defined with regard to natural, mining or technological risks concerning the property, is established on the basis of information made available by prefectural order

n° 2012159-0001 from 07/06/2012

Document produced on: 10/03/2021

2. Address

4 Rue Auber - 3 Rue Des Mathurin

75009 Paris

3. Situation of the building with regard to natural risk prevention plans [PPRn].

The building is located in the perimeter of a PPRn	**prescribed**	yes	**no X**
The building is located in the perimeter of a PPRn	**applied by anticipation**	yes	**no X**
The building is located in the perimeter of an approved PPRn	**approved**	**yes X**	no

The natural risks taken into account are linked to : *(shaded risks are not subject to a PPR procedure in the commune)*

Flooding X Torrential flooding Rising water table Marine submersion Avalanche **Landslide** Land movement- Drought Earthquake Cyclone Volcanic eruption Forest fire Other

The building is concerned by work prescriptions in the regulation of the PPRn	**yes¹**	no
if yes, the works prescribed by the regulation of the natural PPR have been carried out¹.	**yes**	no

4. Situation of the building with regard to plans for the prevention of mining risks [PPRm].

The building is located in the perimeter of a PPRm	**prescribed**	yes	**no X**
The building is located in the perimeter of a PPRm	**applied by anticipation**	yes	**no X**
The building is located in the perimeter of an approved PPRm	**approved**	yes	**no X**

The mining risks taken into account are linked to : *(shaded risks are not subject to a PPR procedure in the commune)*

Mining risk Sinkhole Collapse Settlement Gas emission Soil pollution Water pollution other

The building is concerned by work prescriptions in the regulation of the PPRm	yes	**no X**
if yes, the works prescribed by the mining PPR regulations have been carried out¹.	yes	no

5. Situation of the building with regard to technological risk prevention plans [PPRt].

The building is located in the perimeter of an approved PPRt **approved** yes **no X**

The building is located in the perimeter of a PPRt prescribed yes **no X**

The technological risks taken into account are linked to: *(the shaded risks are not subject to a PPR procedure in the commune)*

Industrial risk Thermal effect Overpressure effect Toxic effect Projection

The property is located in an expropriation or abandonment area	yes	**no X**
The building is located in a prescription zone	yes	**no X**
If the transaction concerns a dwelling, the prescribed work has been carried out	yes	no
If the transaction does not concern a dwelling, information on the type of risks to which the building is exposed as well as their severity, probability and kinetics, is attached to the deed of sale or to the rental contract		

6. Situation of the building with regard to the regulatory zoning for the consideration of seismicity in application of articles R 563-4 and D 563-8-1 of the environment code modified by the Order and Decrees n°2010-1254 / 2010-1255 of October 22, 2010.

The building is located in a seismic commune: High zone 5 | Medium zone 4 | Moderate zone 3 | Low zone 2 | **Very low zone 1 X**

7. Situation of the building with regard to the regulatory zoning for the consideration of the radon potential

Pursuant to Articles R125-23 of the Environmental Code and R1333-29 of the Public Health Code, amended by Decree No. 2018-434 of June 4, 2018

The building is located in a Radon Potential Zone: **Significant zone 3** | **Low with transfer factor zone 2** | **Low zone 1 X**

8. Information on insurance claims following a natural disaster

The information is mentioned in the notarial deed recording the completion of the sale yes no

9. Situation of the building with regard to soil pollution

The building is located in a Soil Information Sector (SIS) yes or no X

According to the information made available by the prefectoral decree 75-2020-01-13-001 of 13/01/2020 creating the SIS in the department

Parties involved

Lessor	THE CIPAV	à	the
Tenant		à	the

¹ see section "Regulations and work prescriptions".
1. Part to be completed by the seller - lessor - donor - part1 and on his sole responsibility
Warning! If they do not imply any particular regulatory obligation or prohibition, the known or foreseeable hazards which may be indicated in the various preventive information documents and concern the property, are not mentioned in this statement.

CONSTATIMMO
ÉTATS DES LIEUX & DIAGNOSTICS

March 10, 2021 4 Rue Auber - 3 Rue Des Mathurin 75009 Paris Order CIPAV Ref. 3119457 - Page 4/9

Reporting of compensated claims

If, to your knowledge, the building has been compensated for damage resulting from events that resulted in the publication of a natural disaster decree, check the corresponding box below in the "Compensated" column.

CATNAT orders on the commune

Risk	Start	End	JO	Compensated
By a flood (overflowing of watercourse) - By runoff and mudslide	27/07/2018	27/07/2018	07/12/2018	☐
By a flood (overflowing of watercourse) - By runoff and mudslide	15/01/2018	05/02/2018	15/02/2018	☐
By a flood (overflowing of watercourse) - By runoff and mudslide	09/07/2017	10/07/2017	07/12/2018	☐
By a flood (overflowing of watercourse) - By runoff and mudslide	28/05/2016	05/06/2016	09/06/2016	☐
By a flood (overflowing of watercourse) - By runoff and mudslide	23/06/2005	23/06/2005	22/04/2006	☐
Drought and rehydration - Differential settlements	01/07/2003	30/09/2003	11/03/2006	☐
By a flood (overflowing of watercourse) - By runoff and mudslide	06/07/2001	07/07/2001	11/08/2001	☐
By a flood (overflowing of watercourse) - By runoff and mudslide Land movement	25/12/1999	29/12/1999	30/12/1999	☐
By a flood (overflowing of watercourse) - By runoff and mudslide	30/05/1999	30/05/1999	24/08/1999	☐
By a flood (overflowing of watercourse) - By runoff and mudslide	18/07/1994	19/07/1994	17/12/1994	☐
By a flood (overflowing of watercourse) - By runoff and mudslide	29/04/1993	30/04/1993	10/10/1993	☐
By a flood (overflowing of watercourse) - By runoff and mudslide	31/05/1992	01/06/1992	05/11/1992	☐
By a flood (overflowing of watercourse) - By runoff and mudslide	25/05/1992	25/05/1992	16/01/1993	☐
By a flood (overflowing of watercourse) - By runoff and mudslide	27/06/1990	27/06/1990	19/12/1990	☐
By a flood (overflowing of watercourse) - By runoff and mudslide	05/06/1983	06/06/1983	05/08/1983	☐

To find out more, everyone can consult the departmental file on major risks, the municipal information document on major risks and, on the Internet, the portal dedicated to the prevention of major risks: www.prim.net

Prefecture : Paris - Paris
City : Paris

Building address:
4 Rue Auber - 3 Rue Des Mathurin
75009 Paris
France

Established on :

Lessor :

THE CIPAV

Tenant :

March 10, 2021 4 Rue Auber - 3 Rue Des Mathurin
75009 Paris
Order CIPAV Ref. 3119457 - Page 5/9

Work requirements

For the PPR "Flood" revised on 19/04/2007, prescriptions apply in the following cases:

- Whatever the zone and under the condition "concessionaire of fluid distribution networks (water, energy, telecommunications?) refer to the regulation, page(s) 14,15,16
- Regardless of the zone and under the condition "public transit system operator." refer to the regulation, page(s) 13,15
- Regardless of the zone and under the condition "underground transit system operator." refer to the regulation, page(s) 13,14,15
- In the "blue" zone and under the condition "vital machinery or equipment, such as water supply or meter, telephone exchange, elevator, air-conditioning installation, ...": refer to page 9 of the by-law. refer to the regulation, page(s) 9
- In the "blue" zone and under the condition "storage of polluting or dangerous products or sensitive or expensive goods. refer to the regulation, page(s) 9
- Whatever the zone and under the condition "cultural establishment. refer to the regulation, page(s) 15,16,17
- Whatever the zone and under the condition "establishment of the administration. refer to the regulation, page(s) 15,16,17
- Whatever the zone and under the condition "personal care establishment. refer to the regulation, page(s) 14,15,16
- In the "blue" zone and under the condition "establishment under the legislation on Classified Installations for the Protection of the Environment. refer to the regulation, page(s) 9,10

Reference documents

> Prefectural Order n° 2012159-0001 of June 7, 2012

> Regulations of the PPRn Flood, revised on 19/04/2007

> Note of presentation of the PPRn Flood, revised on 19/04/2007

Unless otherwise stated, these documents are the subject of a separate supplementary file available from the service provider who provided you with this ERP.

Conclusions

The Risk Report issued by CONSTATIMMO on 10/03/2021 shows that the commune in which the property is located is subject to a prefectoral decree n°2012159-0001 dated 07/06/2012 concerning the obligation of Information for Buyers and Renters on Natural, Mining and Technological Risks.

According to the information made available in the Dossier Communal d'Information, the PROPERTY is thus concerned by :

- The risk of flooding and by the regulation of the PPRn Flooding revised on 19/04/2007
  Prescriptions for work exist depending on the nature of the building or certain characteristic conditions.

Summary of appendices

> Mapping :

- Regulatory mapping of the PPRn Flood, revised on 19/04/2007
- Regulatory mapping of R111.3 Due to natural cavities, approved on 25/02/1977
- Regulatory mapping of R111.3 Due to anthropic cavities (quarries, saps, muches), approved on 19/03/1991
- Regulatory seismicity mapping

For your information, these documents are attached to this report.

DOCUMENT A VALEUR INFORMATIVE

N
O
E
S
9ème
10ème

Document de référence relatif à l'Information des Acquéreurs et des Locataires sur les risques naturels majeurs (IAL)

Carte de zonage
des 9ème et 10ème arrondissements
Echelle : 1/5 000ème

Périmètre des zones de carrières
Périmètre des zones de gypse antéludien
Plan de prévention des risques d'inondation révisé

Légende

Plan de prévention des risques d'inondation révisé (arrêté préfectoral du 19 avril 2007)

- Zone bleu sombre (incluse dans l'aléa) : niveau de submersion supérieur à 1 m
- Zone bleu sombre hachurée (voir observation)
- Zone bleu clair (incluse dans l'aléa)
- Zone bleu clair hachurée (voir observation)
- Zone rouge : grand écoulement
- Zone verte : expansion des crues
- Zone comportant des poches de gypse antéludien (arrêté interpréfectoral du 25 février 1977)
- Zone d'anciennes carrières (arrêté interpréfectoral du 19 mars 1991)
- Limites d'arrondissements

Observation : secteurs hachurés du PPRI
Les secteurs hachurés correspondent à des parties de parcelles ou d'îlots inclus dans le périmètre des zones potentiellement inondables, par application du principe de précaution explicité page 21 du rapport de présentation. Il s'agit du complément de la parcelle pour la zone bleu sombre, et de l'îlot pour la zone bleu clair, situé au delà de la limite estimée de l'aléa.

Définition de l'îlot = Parcellaire APUR 2000

DOCUMENT A VALEUR INFORMATIVE

Document de référence relatif à l'Information des Acquéreurs et des Locataires sur les risques naturels majeurs (IAL)

Carte de zonage
des 9ème et 10ème arrondissements

N
O
E
S
9ème
10ème

Légende

Plan de prévention des risques d'inondation révisé (arrêté préfectoral du 19 avril 2007)

- Zone bleu sombre (incluse dans l'aléa) : niveau de submersion supérieur à 1 m
- Zone bleu sombre hachurée (voir observation)
- Zone bleu clair (incluse dans l'aléa)
- Zone bleu clair hachurée (voir observation)
- Zone rouge : grand écoulement
- Zone verte : expansion des crues
- Zone comportant des poches de gypse antéludien (arrêté interpréfectoral du 25 février 1977)
- Zone d'anciennes carrières (arrêté interpréfectoral du 19 mars 1991)
- Limites d'arrondissements

Définition de l'îlot = Parcellaire APUR 2000

DOCUMENT A VALEUR INFORMATIVE

Document de référence relatif à l'Information des Acquéreurs et des Locataires sur les risques naturels majeurs (IAL)

Carte de zonage
des 9ème et 10ème arrondissements
Echelle : 1/5 000ème

Périmètre des zones de carrières
Périmètre des zones de gypse antéludien
Plan de prévention des risques d'inondation révisé

9ème
10ème

Légende

Plan de prévention des risques d'inondation révisé (arrêté préfectoral du 19 avril 2007)

- Zone bleu sombre (incluse dans l'aléa) : niveau de submersion supérieur à 1 m
- Zone bleu sombre hachurée (voir observation)
- Zone bleu clair (incluse dans l'aléa)
- Zone bleu clair hachurée (voir observation)
- Zone rouge : grand écoulement
- Zone verte : expansion des crues
- Zone comportant des poches de gypse antéludien (arrêté interpréfectoral du 25 février 1977)
- Zone d'anciennes carrières (arrêté interpréfectoral du 19 mars 1991)
- Limites d'arrondissements

Observation : Secteurs hachurés du PPRI
Les secteurs hachurés correspondent à des parties de parcelles ou d'îlots inclus dans le périmètre des zones potentiellement inondables, par application du principe de précaution explicité page 21 du rapport de présentation. Il s'agit du complément de la parcelle pour la zone bleu sombre, et de l'îlot pour la zone bleu clair, situé au delà de la limite estimée de l'aléa.

Définition de l'îlot = Parcellaire APUR 2000

Zan.age regulation
Seismic zones
Très faible
Faible
Modérée
Moyenne
Forte
Données sismiques MTES 2010
Argenteuil
Saint-Denis
Montreuil
Paris
Boulogne-Billancourt
m
5000
10000
15000

Qualiconsult IMMOBILIER | DPE Diagnostic de Performance Energétique | 3 rue des Mathurins 75009 PARIS 9EME ARRONDISSEMENT | N° : Mathurins building (#ADEME 2075V3000383P) Date: 07/12/2020

Energy performance diagnosis

Information to combat the greenhouse effect

(6.3.a) A building used primarily for office, administrative or educational purposes

N° : Mathurins building (#ADEME 2075V3000383P) Valid until : 06/12/2030 If applicable, nature of the ERP: Offices Year of construction: Not specified	Date of visit: 07/12/2020 Date of report: 07/12/2020 Diagnostic : Boudali ALOUANE Certificate of competence : CPDI 3761 (Parc Edonia - Bâtiment G - I.CERT - Rue de la Terre Victoria - 35760 SAINT GREGOIRE) Signature

Address : 3 rue des Mathurins - Rés. BATIMENT Mathurins - 75009 PARIS 9EME ARRONDISSEMENT
☐ Whole building ☒ Part of the building (to be specified) :
S_{th} : 877.8 m^2

Owner: Name : BNP PARIBAS REPM Address : 167 QUAI DE LA BATAILLE DE STALINGRAD 92130 ISSY LES MOULINEAUX	**Manager** (if applicable): Name: Address:

Annual energy consumption

Period of consumptions considered : : Consumption not provided

	Final energy consumption	*Primary energy consumption*	*Annual energy costs*
	Detail by usage in kWhEF	***Detail by use in kWhEP***	
Lighting	Not provided	Not provided	Not provided
Office automation	Not provided	Not provided	Not supplied
Office automation	Not provided	Not provided	Not provided
Heating	Not supplied	Not provided	Not provided
Domestic hot water	Not provided	Not provided	Not provided
Cooling	Not provided	Not supplied	Not provided
Elevator(s)	Not provided	Not supplied	Not supplied
Other uses	Not provided	Not supplied	Not provided
Permanent power generation	Not provided	Not supplied	Not provided
Subscriptions	/	/	Not provided
TOTAL	/	Not supplied	Not provided

Energy consumption (in primary energy) **for heating, domestic hot water, cooling, lighting and other uses, less the production of electricity at home.**	**Greenhouse gas emissions (GHG) for heating, domestic hot water production, cooling, lighting and other uses.**
Consumption estimated : **N/A** kWh$_{EP}$/m2.an	**Estimate of programs:** **N/A** kg$_{eqCO2}$/m2.an

QUALICONSULT IMMOBILIER - RCS PARIS 490 676 29
12 rue des Peupliers - 92752 NANTERRE CEDEX - Tel/Fax : 0141384925 / 0141383119
Simplified joint stock company with a capital of 1 000 000 euros - R.C. VERSAILLES 490 676 293 - SIRET 490 676 293 00049 - APE 7120 B
Head office : 1 bis rue du Petit Clamart - Vélizy Plus Bât E - 78140 VELIZY VILLACOUBLAY - Phone : 01.40.83.75.75 - Fax : 01.46.30.39.62 - Intra-community VAT N° FR 56 490 676 293
Page 1/5

Qualiconsult IMMOBILIER

DPE Diagnostic de Performance Energétique

3 rue des Mathurins
75009 PARIS 9EME ARRONDISSEMENT

N° : Mathurins building
(#ADEME 2075V3000383P)
Date: 07/12/2020

Bâtiment économe
Bâtiment
≤ 50 A
51 à 90 B
91 à 150 C
151 à 230 D
231 à 330 E
331 à 450 F
>450 G
Bâtiment énergivore

Faible émission de GES
Bâtiment
≤ 5 A
6 à 10 B
11 à 20 C
21 à 35 D
36 à 55 E
56 à 80 F
>80 G
Forte émission de GES

QUALICONSULT IMMOBILIER - RCS PARIS 490 676 29
12 rue des Peupliers - 92752 NANTERRE CEDEX - Tel/Fax : 0141384925 / 0141383119
Simplified joint stock company with a capital of 1 000 000 euros - R.C. VERSAILLES 490 676 293 - SIRET 490 676 293 00049 - APE 7120 B
Head office : 1 bis rue du Petit Clamart - Vélizy Plus Bât E - 78140 VELIZY VILLACOUBLAY - Phone : 01.40.83.75.75 - Fax : 01.46.30.39.62 - Intra-community VAT N° FR 56 490 676 293
Page 2/5

Qualiconsult IMMOBILIER | DPE Diagnostic de Performance Energétique

3 rue des Mathurins
75009 PARIS 9EME ARRONDISSEMENT

N° : Mathurins building
(#ADEME 2075V3000383P)
Date: 07/12/2020

Energy performance diagnosis - (6.3.a)

Description of the building (or part of the building) and its equipment

Building	Heating and cooling	Domestic hot water, ventilation
Walls: Pierre	**Heating system:** Individual installation	**DHW production system :** Individual installation
Roofing:	**Issuers:** Blowing mouth	**Ventilation system:** Double flow
Woodwork or glass walls: PVC DV	**Cooling system:** Ceiling cassettes	**Lighting system:** Fluorescent
Low floor: Boiler maintenance or inspection	**report attached:**	
Number of occupants:	**Other energy consuming equipment :**	
Renewable energyQuantity	of energy from renewable sources	**0** KWhEP /m².an
Type of equipment present using renewable energy :		

Description of the building (or part of the building) and its equipment

Why a diagnosis

- To inform the future tenant or buyer;
- To compare different homes;
- To encourage energy-saving work and contribute to the reduction of greenhouse gas emissions.

Energy bills and performance

Consumption is estimated on the basis of energy bills and meter readings. The consumption above reflects a level of consumption observed. These consumption levels can vary significantly depending on the quality of the building, the equipment installed and the management and use mode adopted during the measurement period.

Final energy and primary energy

Final energy is the energy you use in your home (gas, electricity, heating oil, wood, etc.). In order for you to have these energies, it will have been necessary to extract, distribute, store and produce them, and therefore to spend more energy than the one you use at the end of the day.
Primary energy is the total of all these energies consumed.

Constitution of the labels

The energy consumption indicated on the energy label is the result of the conversion into primary energy of the energy consumption of the dwelling indicated by the meters or the statements.

Renewable energy

They are listed on this page separately. Only the quantities of renewable energy produced by the equipment installed permanently and used in the house are estimated.

Comments:

QUALICONSULT IMMOBILIER - RCS PARIS 490 676 29
12 rue des Peupliers - 92752 NANTERRE CEDEX - Tel/Fax : 0141384925 / 0141383119
Simplified joint stock company with a capital of 1 000 000 euros - R.C. VERSAILLES 490 676 293 - SIRET 490 676 293 00049 - APE 7120 B
Head office : 1 bis rue du Petit Clamart - Vélizy Plus Bât E - 78140 VELIZY VILLACOUBLAY - Phone : 01.40.83.75.75 - Fax : 01.46.30.39.62 - Intra-community VAT N° FR 56 490 676 293
Page 3/5

Qualiconsult IMMOBILIER

DPE Diagnostic de Performance Energétique

3 rue des Mathurins
75009 PARIS 9EME ARRONDISSEMENT

N° : Mathurins building
(#ADEME 2075V3000383P)
Date: 07/12/2020

Energy performance diagnosis - (6.3.a)

Tips for a good use

The management of intermittency is an essential issue in public buildings: the main advice is to manage interruptions or slowdowns of systems for all uses (heating, air conditioning, lighting and other energy consumers). This management is crucial for offices, educational, cultural or sports facilities. For premises that are used 24 hours a day, the slow-down periods of certain premises can lead to significant energy s a v i n g s .

Energy Manager

- Implement energy planning tailored to the community or institution.

Heating

- Check the weekly day/night and weekend programming.
- Check the indoor temperature set point during the occupied and unoccupied periods.
- Control of the heating circulation pumps: slaving to the heating control, shutting down outside the recovery periods.

Ventilation

- If the building has mechanical ventilation, program it to stop or slow down during unoccupied periods.

Domestic hot water

- Stop the heaters water heaters duringthe periods of unoccupancy.
- Change the traditional faucets in favor of mixing valves.

Summer comfort

- Install movable blackouts on windows or glass walls if none are available.

Lighting

- Make the most of natural light. Avoid installing meeting rooms in second daylight or in rooms without windows.
- Replace incandescent lamps with low consumption lamps.
- Install timers and/or presence detectors, especially in the corridors and bathrooms.
- Optimize the control of lighting with, for example, an automatic shutdown of the premises at night with the possibility of restarting.

Office automation

- Opt for the automatic sleep mode of computer screens and for the energy saving mode of screens during prolonged inactivity (screen off, not screen saver).
- Ensure that office equipment (printers, photocopiers) is turned off when not in use (e.g. at night); they consume a lot of electricity in standby mode.
- Opt for the grouping of printing means (centralized printers per floor); small individual printers are very consuming.

Occupant and staff awareness

- Educate staff on how to detect water leaks so that they can be reported quickly.
- Ensure that lamps and fixtures are cleaned regularly and replaced if they malfunction.
- Make sure to turn off the lights in unoccupied rooms, and at lunchtime and in the evening when leaving the premises.
- Raise awareness among users of small appliances: turn off appliances after use (kettles, coffee makers), defrost refrigerators regularly, give priority to class A or higher appliances.
- In summer, use shading devices (blinds, shutters) to limit solar gain.

Supplements

QUALICONSULT IMMOBILIER - RCS PARIS 490 676 29
12 rue des Peupliers - 92752 NANTERRE CEDEX - Tel/Fax : 0141384925 / 0141383119
Simplified joint stock company with a capital of 1 000 000 euros - R.C. VERSAILLES 490 676 293 - SIRET 490 676 293 00049 - APE 7120 B
Head office : 1 bis rue du Petit Clamart - Vélizy Plus Bât E - 78140 VELIZY VILLACOUBLAY - Phone : 01.40.83.75.75 - Fax : 01.46.30.39.62 - Intra-community VAT N° FR 56 490 676 293
Page 4/5

Qualiconsult IMMOBILIER | DPE Diagnostic de Performance Energétique
3 rue des Mathurins
75009 PARIS 9EME ARRONDISSEMENT
N° : Mathurins building
(#ADEME 2075V3000383P)
Date: 07/12/2020

Energy performance diagnosis - (6.3.a)

Energy improvement recommendation

The following table presents some measures to reduce your energy consumption. Examine them, they can bring you benefits.

Improvement measures	Comments
Installation of double flow mechanical ventilation with recuperator	
Double flow mechanical ventilation	The supply and extract units must be cleaned regularly (every 6 months). Ventilation should never be stopped.
Installation of double flow mechanical ventilation with recuperator	
Double flow mechanical ventilation	The supply and extract units must be cleaned regularly (every 6 months). Ventilation should never be stopped.

Comments:

The work must be done by a qualified professional.

For more information: www.ademe.fr or www.developpement-durable.gouv.fr, energy performance section

This report is prepared by a person whose qualifications are certified by
Edonia Park - Building G
I.CERT - Rue de la Terre Victoria - 35760 SAINT GREGOIRE

QUALICONSULT IMMOBILIER - RCS PARIS 490 676 29
12 rue des Peupliers - 92752 NANTERRE CEDEX - Tel/Fax : 0141384925 / 0141383119
Simplified joint stock company with a capital of 1 000 000 euros - R.C. VERSAILLES 490 676 293 - SIRET 490 676 293 00049 - APE 7120 B
Head office : 1 bis rue du Petit Clamart - Vélizy Plus Bât E - 78140 VELIZY VILLACOUBLAY - Phone : 01.40.83.75.75 - Fax : 01.46.30.39.62 - Intra-community VAT N° FR 56 490 676 293
Page 5/5

Qualiconsult IMMOBILIER | Am Rapport de mission repérage Amiante | BUSINESS 076.75.20.00404 Auma Building 4 Rue Auber / 3 Rue des Mathurins 75009 PARIS | N° : 788511 Date: 12/10/2020

PRE-REPORT OF ASBESTOS-CONTAINING MATERIALS AND PRODUCTS TO BE INTEGRATED IN THE ASBESTOS TECHNICAL FILE

Legislative and normative texts :

- Legislative articles : **L. 1334-12-1**
- Regulatory articles: **R. 1334-17, R.1334-18, R.1334-20, R.1334-21**
- Standard **NFX 46-020 - August 2017**
- Decree: **2011-629 - June 03, 2011**
- Order **of December 12, 2012** (lists A and B)
- Order **of June 26, 2013**

Purpose of the assignment:

The present mission consists in establishing the report of identification of materials and products containing asbestos of a built building to be inserted in the Technical File Asbestos in reference to the articles L 1334-12-1 of the Code of the Public health relating to the protection of the population against the sanitary risks related to an exposure to the asbestos in the built buildings

Warning:

The owner's attention is drawn to the fact that the search for materials and products containing asbestos applies only to materials and products of the construction components directly visible and accessible without destructive investigation (lists A and B mentioned in articles R1334-20 and R1334-21).

The responsibility of the surveyor could not be questioned in case of presence of asbestos:

- In inaccessible areas,
- In areas known to the principal's representative but not mentioned by him,
- In areas not indicated on the documents relating to the building visited,
- In areas accessible only after disassembly.

The results of the present mission cannot be used as a preliminary survey for the realization of works and/or demolition. This report can only be used or reproduced in its entirety.

Owner	Ordering party
Indivision L ETOILE PROPERTY MANAGEMENT	**L ETOILE PROPERTY MANAGEMENT**
105 RUE DU FAUBOURG SAINT HONORE - 75373 PARIS CEDEX 08	**105 RUE DU FAUBOURG SAINT HONORE - 75373 PARIS CEDEX 08**

Identification of the property and its annexes

ADDRESS OF THE PROPERTY	**BUSINESS 076.75.20.00404** **Auma Building** **4 Rue Auber / 3 Rue des Mathurins - 75009 PARIS**		
TYPE OF PROPERTY		CADASTRAL REFERENCES	No information
LOT DESIGNATIONS	No information	DATE OF BUILDING PERMIT	<1997
ANCILLARY LOTS	No side lots		

References of the mission

DATE OF VISIT	09/10/2020	Date of order	25/08/2020
COMPANION	No accompanying person		
TRACKING OPERATOR	Bruno ESTEVES		
THIS REPORT IS PREPARED BY A PERSON WHOSE QUALIFICATIONS ARE CERTIFIED BY	ABCIDIA Certification - 4 route de la Noue - 91190 GIF SUR YVETTE (16-827)		
INSURANCE CONTRACT	MMA IARD - n°127.106.241 valid until December 31, 2020		
ACCREDITED LABORATORY (ANALYSIS)			

Documentation provided by the client

DOCUMENTS RELATED TO THE CONSTRUCTION OR THE MAIN RENOVATION OF THE BUILDING	1
PREVIOUS REPORTS OF RESEARCH OF MATERIALS CONTAINING ASBESTOS	**Not provided**
MISCELLANEOUS (LAST MINUTES OF GENERAL ASSEMBLY ...)	**Not provided**

Done in **CHATENAY-MALABRY**,
on **12/10/2020**
Performed by **Bruno ESTEVES**

QUALICONSULT IMMOBILIER
49 avenue de la Division Leclerc - Bât. C
Entrée C1 - 92290 CHATENAY MALABRY
Tél. : 01 55 95 09 31 - chatenay.qci@qualiconsult.fr

QUALICONSULT IMMOBILIER - RCS PARIS 490 676 293
49 avenue de la Division Leclerc
Building C - Entrance C1 92290 CHATENAY-MALABRY - Tel/Fax : 0155950931
Simplified joint stock company with a capital of 1 000 000 euros - R.C. VERSAILLES 490 676 293 - SIRET 490 676 293 00916 - APE 7120 B
Head office : 1 bis rue du Petit Clamart - Vélizy Plus Bât E - 78140 VELIZY VILLACOUBLAY - Phone : 01.40.83.75.75 - Fax : 01.46.30.39.62 - Intra-community VAT N° FR 56 490 676 293

This report may only be used or reproduced in its entirety Page 1 / 23

Qualiconsult IMMOBILIER

Am
Rapport de mission repérage Amiante

BUSINESS 076.75.20.00404
Auma Building
4 Rue Auber / 3 Rue des Mathurins
75009 PARIS

N° : 788511
Date: 12/10/2020

FINDINGS OF THE SURVEY MISSION :

- As the surveyor was unable to complete the mission described at the top of the report, the client must carry out in-depth investigations or implement specific means of access.

- Within the framework of the mission object of the present pre-report, it was not located at this stage of materials and products containing asbestos.

- The mission could not be completed (not in compliance with the provisions of articles R. 1334-15 to R.1334-18 of the public health code): it is necessary to carry out in-depth investigations in order to meet the regulatory obligations.

- Means of access must be provided by the client:

Unvisited premises	equipment room 51-16 - Basement, Floor assembly - 6th floor

QUALICONSULT IMMOBILIER - RCS PARIS 490 676 293
49 avenue de la Division Leclerc
Building C - Entrance C1 92290 CHATENAY-MALABRY - Tel/Fax : 0155950931
Simplified joint stock company with a capital of 1 000 000 euros - R.C. VERSAILLES 490 676 293 - SIRET 490 676 293 00916 - APE 7120 B
Head office : 1 bis rue du Petit Clamart - Vélizy Plus Bât E - 78140 VELIZY VILLACOUBLAY - Phone : 01.40.83.75.75 - Fax : 01.46.30.39.62 - Intra-community VAT N° FR 56 490 676 293

This report may only be used or reproduced in its entirety Page 2 / 23

Qualiconsult IMMOBILIER
Am
Rapport de mission repérage Amiante

BUSINESS 076.75.20.00404
Auma Building
4 Rue Auber / 3 Rue des Mathurins
75009 PARIS

N° : 788511
Date: 12/10/2020

Contents

1. Conditions for carrying out the survey 4
2. List of rooms and premises visited & not visited 5
3. Detailed results of the survey 6
   A. List A materials and products containing asbestos 6
   B. List B materials and products containing asbestos 6
   C. Non-asbestos containing materials and products 6
   D. Materials and products likely to contain asbestos 6
   E. Non-listed" materials and products 6
   G. Obligations and recommendations in case of presence of materials and products containing asbestos 6
4. Annexes 8

QUALICONSULT IMMOBILIER - RCS PARIS 490 676 293
49 avenue de la Division Leclerc
Building C - Entrance C1 92290 CHATENAY-MALABRY - Tel/Fax : 0155950931
Simplified joint stock company with a capital of 1 000 000 euros - R.C. VERSAILLES 490 676 293 - SIRET 490 676 293 00916 - APE 7120 B
Head office : 1 bis rue du Petit Clamart - Vélizy Plus Bât E - 78140 VELIZY VILLACOUBLAY - Phone : 01.40.83.75.75 - Fax : 01.46.30.39.62 - Intra-community VAT N° FR 56 490 676 293

This report may only be used or reproduced in its entirety Page 3 / 23

Qualiconsult IMMOBILIER
Am
Rapport de mission repérage Amiante

BUSINESS 076.75.20.00404
Auma Building
4 Rue Auber / 3 Rue des Mathurins
75009 PARIS

N° : 788511
Date: 12/10/2020

1.CONDITIONS FOR THE IMPLEMENTATION OF THE SURVEY

The present report of asbestos detection is not sufficient in case of works or demolition:
It must be completed by a survey of all materials and products likely to contain asbestos according to list C of Annex 13.9 of the decree of June 3, 2011 and which could be highlighted during the work planned.
In this context, it may be necessary to carry out destructive surveys to ensure the internal composition of a component, a structure or a volume concerned by the work.

DETAILS OF THE SURVEY METHODOLOGY

Within the framework of a sale or for the constitution of the Asbestos Technical File, the investigation is carried out in accordance with the decrees of December 12, 2012 and June 26, 2013 as well as the NF X46-020 standard. The surveyor searches and observes the presence of materials and products, **accessible without destructive work**, which correspond to lists A and B mentioned in articles **R1334-20** and **R1334-21** of the public health code.
The survey report complies with the orders of December 12, 2012 and June 26, 2013 and the standard NF-X46-020.

DEVIATIONS, ADDITIONS OR DELETIONS FROM THE NF X46-020 STANDARD:

-

OBSERVATIONS:

Not applicable.

COMMENTS:

Not applicable.

SPECIFIC CONDITIONS FOR THE REALIZATION OF THE MISSION :

Not applicable.

QUALICONSULT IMMOBILIER - RCS PARIS 490 676 293
49 avenue de la Division Leclerc
Building C - Entrance C1 92290 CHATENAY-MALABRY - Tel/Fax : 0155950931
Simplified joint stock company with a capital of 1 000 000 euros - R.C. VERSAILLES 490 676 293 - SIRET 490 676 293 00916 - APE 7120 B
Head office : 1 bis rue du Petit Clamart - Vélizy Plus Bât E - 78140 VELIZY VILLACOUBLAY - Phone : 01.40.83.75.75 - Fax : 01.46.30.39.62 - Intra-community VAT N° FR 56 490 676 293

This report may only be used or reproduced in its entirety Page 4 / 23

Qualiconsult IMMOBILIER
Am
Rapport de mission repérage Amiante

BUSINESS 076.75.20.00404
Auma Building
4 Rue Auber / 3 Rue des Mathurins
75009 PARIS

N° : 788511
Date: 12/10/2020

2.LIST OF ROOMS AND PREMISES VISITED & NOT VISITED

Floor	Part	Visite d	Patte rn
Basement	technical room 51-16	No	No access (company renting the premises in telecommuting)
Basement	All premises	Yes	
Basement	Sanitary facilities	Yes	
Ground floor	Reception hall	Yes	
Ground floor	All premises	Yes	
1st floor	All premises	Yes	
1st floor	Sanitary facilities	Yes	
2nd floor	All premises	Yes	
2nd floor	Sanitary facilities	Yes	
3rd floor	All premises	Yes	
3rd floor	Sanitary facilities	Yes	
4th floor	All premises	Yes	
4th floor	Sanitary facilities	Yes	
4th floor	Local server	Yes	
5th floor	All premises	Yes	
5th floor	Sanitary facilities	Yes	
6th floor	Entire floor	No	No access (No presence of the tenant company)

The regulatory obligations of the project owner are not fulfilled in accordance with the provisions of Article R. 1334-19 of the Public Health Code.

QUALICONSULT IMMOBILIER - RCS PARIS 490 676 293
49 avenue de la Division Leclerc
Building C - Entrance C1 92290 CHATENAY-MALABRY - Tel/Fax : 0155950931
Simplified joint stock company with a capital of 1 000 000 euros - R.C. VERSAILLES 490 676 293 - SIRET 490 676 293 00916 - APE 7120 B
Head office : 1 bis rue du Petit Clamart - Vélizy Plus Bât E - 78140 VELIZY VILLACOUBLAY - Phone : 01.40.83.75.75 - Fax : 01.46.30.39.62 - Intra-community VAT N° FR 56 490 676 293

This report may only be used or reproduced in its entirety Page 5 / 23

Qualiconsult IMMOBILIER | Am Rapport de mission repérage Amiante | BUSINESS 076.75.20.00404 Auma Building 4 Rue Auber / 3 Rue des Mathurins 75009 PARIS | N° : 788511 Date: 12/10/2020

3.DETAILED RESULT OF THE SURVEY

Brief description of the rooms and premises visited:

Parts of built-up buildings and unbuilt areas visited	Parts of structures and elements examined
Reception hall (Ground floor)	
All premises (Ground floor)	Floor (Carpet), Ceiling (Raw concrete), Walls (Plaster and paint)
All premises (1st floor)	Floor (Carpet), Ceiling (Raw concrete), Walls (Plaster and paint)
Sanitary facilities (1st floor)	Floor (Tile), Ceiling (Raw concrete), Walls (Plaster and wall tiles)
All premises (Sub-ground)	Floor (Painted concrete), Ceiling (Raw concrete), Walls (Plaster and paint)
Sanitary (Basement)	Floor (Tile), Ceiling (Raw concrete), Walls (Plaster and wall tiles)
All premises (2nd floor)	Floor (Carpet), Ceiling (Raw concrete), Walls (Plaster and paint)
Sanitary facilities (2nd floor)	Floor (Tile), Ceiling (Raw concrete), Walls (Plaster and wall tiles)
All premises (3rd floor)	Floor (Carpet), Ceiling (Raw concrete), Walls (Plaster and paint)
Sanitary facilities (3rd floor)	Floor (Tile), Ceiling (Raw concrete), Walls (Plaster and wall tiles)
All premises (4th floor)	Floor (Carpet), Walls (Plaster and paint), Ceiling (Raw concrete)
Sanitary facilities (4th floor)	Floor (Tile), Walls (Plaster and wall tiles), Ceiling (Raw concrete)
Server room (4th floor)	Floor (technical floor), Ceiling (raw concrete), Walls (plaster and paint)
All premises (5th floor)	Floor (Carpet), Walls (Plaster and paint), Ceiling (Raw concrete)
Sanitary facilities (5th floor)	Floor (Tile), Walls (Plaster and wall tiles), Ceiling (Raw concrete)

A. List A materials and products containing asbestos :

Not applicable.

B. Materials and products of the list B containing asbestos :

Not applicable.

C. Materials and products not containing asbestos :

Not applicable.

D. Materials and products likely to contain asbestos :

Not applicable.

E. "Off-list" materials and products:

Not applicable.

F. Materials and products sampled for analysis :

N°	Component	Part of the component	Location of the sampling	Date	Presence asbestos	Observations

Not applicable.

G. Obligations and recommendations in case of presence of materials and products containing asbestos:

(*) Obligation in case of presence of materials and products of the list A containing asbestos:

- **State 1:** The owner must carry out a periodic inspection of the state of conservation of the material(s) or product(s) concerned under the conditions provided for in Article R 1334-27 of Decree No. 2011-629; this inspection must be carried out within a maximum period

QUALICONSULT IMMOBILIER - RCS PARIS 490 676 293
49 avenue de la Division Leclerc
Building C - Entrance C1 92290 CHATENAY-MALABRY - Tel/Fax : 0155950931
Simplified joint stock company with a capital of 1 000 000 euros - R.C. VERSAILLES 490 676 293 - SIRET 490 676 293 00916 - APE 7120 B
Head office : 1 bis rue du Petit Clamart - Vélizy Plus Bât E - 78140 VELIZY VILLACOUBLAY - Phone : 01.40.83.75.75 - Fax : 01.46.30.39.62 - Intra-community VAT N° FR 56 490 676 293

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Qualiconsult IMMOBILIER
Am
Rapport de mission repérage Amiante

BUSINESS 076.75.20.00404
Auma Building
4 Rue Auber / 3 Rue des Mathurins
75009 PARIS

N° : 788511
Date: 12/10/2020

of 3 years from the date of submission to the owner of the inspection results, or on the occasion of any substantial modification of the structure or its use

QUALICONSULT IMMOBILIER - RCS PARIS 490 676 293
49 avenue de la Division Leclerc
Building C - Entrance C1 92290 CHATENAY-MALABRY - Tel/Fax : 0155950931
Simplified joint stock company with a capital of 1 000 000 euros - R.C. VERSAILLES 490 676 293 - SIRET 490 676 293 00916 - APE 7120 B
Head office : 1 bis rue du Petit Clamart - Vélizy Plus Bât E - 78140 VELIZY VILLACOUBLAY - Phone : 01.40.83.75.75 - Fax : 01.46.30.39.62 - Intra-community VAT N° FR 56 490 676 293

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Qualiconsult IMMOBILIER

Am

Rapport de mission repérage Amiante

BUSINESS 076.75.20.00404
Auma Building
4 Rue Auber / 3 Rue des Mathurins
75009 PARIS

N° : 788511
Date: 12/10/2020

- **State 2:** The owner must proceed, according to the methods provided for in Article R 1334-25 of Decree No. 2011-629, to a monitoring of the level of dust in the atmosphere by an approved organization in transmission electron microscopy

- **State 3:** The owner must proceed to containment or removal of asbestos, according to the procedures provided for in the last paragraph of Article R 1334-29 of Decree No. 2011-629.

(**) Recommendations in case of presence of materials and products of the list B containing asbestos

- **PE (periodic evaluation):**
  a) Periodically check that the state of degradation of the materials and products concerned does not worsen and, if necessary, that their protection remains in good condition;
  b) Search, if necessary, for the causes of degradation and take the appropriate measures to eliminate them.

- **AC1 (first level corrective action):**
  Reminder of the obligation to use a certified company for removal or containment.
  a) Search for the causes of the degradation and define the appropriate corrective measures to remove them;
  b) Proceed with the implementation of these corrective measures in order to avoid any further degradation and, in the meantime, take the appropriate protective measures to limit the risk of dispersion of asbestos fibers;
  c) Ensure that the modifications made are not likely to worsen the condition of other materials and products containing asbestos remaining accessible in the same area;
  d) Periodically check that the other materials and products remaining accessible and, if necessary, their protection remain in good condition.

- **AC2 (second level corrective action):**
  Reminder of the obligation to use a certified company for removal or containment.
  a) Take, as long as the measures mentioned in c have not been put in place, the appropriate protective measures to limit the risk of degradation and dispersion of asbestos fibres. This may consist of adapting or even condemning the use of the premises concerned in order to avoid any exposure and any degradation of the material or product containing asbestos. During the conservation measures, and in order to check that they are adapted, a dust measurement is carried out, in accordance with the provisions of the public health code;
  b) Carry out a complementary risk analysis, in order to define the most suitable protection or removal measures, taking into account all the materials and products containing asbestos in the area concerned;
  c) Implement the protective or removal measures defined by the risk analysis;
  d) Periodically check that other materials and products that remain accessible, as well as their protection, remain in good condition.

QUALICONSULT IMMOBILIER - RCS PARIS 490 676 293
49 avenue de la Division Leclerc
Building C - Entrance C1 92290 CHATENAY-MALABRY - Tel/Fax : 0155950931
Simplified joint stock company with a capital of 1 000 000 euros - R.C. VERSAILLES 490 676 293 - SIRET 490 676 293 00916 - APE 7120 B
Head office : 1 bis rue du Petit Clamart - Vélizy Plus Bât E - 78140 VELIZY VILLACOUBLAY - Phone : 01.40.83.75.75 - Fax : 01.46.30.39.62 - Intra-community VAT N° FR 56 490 676 293

This report may only be used or reproduced in its entirety Page 8 / 23

Qualiconsult IMMOBILIER
Am
Rapport de mission repérage Amiante

BUSINESS 076.75.20.00404
Auma Building
4 Rue Auber / 3 Rue des Mathurins
75009 PARIS

N° : 788511
Date: 12/10/2020

4. APPENDICES

Appendix 1: Asbestos Information

Asbestos-related diseases are caused by inhalation of the fibres. All varieties of asbestos are classified as proven human carcinogens. The inhalation of asbestos fibers causes cancers (mesothelioma, bronchopulmonary cancers) and other non-cancerous pathologies (pleural effusions, pleural plaques).

The identification of materials and products containing asbestos is a prerequisite for the assessment and prevention of asbestos-related risks. It must be completed by the definition and the implementation of adapted and proportionate management measures to limit the exposure of the occupants temporarily or permanently present in the building. The information of the occupants temporarily or permanently present is an essential prerequisite to the prevention of the risk of exposure to asbestos.

It is thus advisable to take care to maintain the good state of conservation of materials and products containing asbestos in order to remedy as soon as possible the situations of abnormal wear or degradation.

It will be advisable to limit as much as possible the interventions on the materials and products containing asbestos which were located and to call upon the qualified professionals, in particular in the case of withdrawal or of containment of this type of material or product.

Finally, waste containing asbestos must be disposed of under strict conditions. Ask your town hall or prefecture for information. To know the disposal centers near you, consult the "waste" database managed by ADEME, directly accessible on the website internet www.sinoe.org.

QUALICONSULT IMMOBILIER - RCS PARIS 490 676 293
49 avenue de la Division Leclerc
Building C - Entrance C1 92290 CHATENAY-MALABRY - Tel/Fax : 0155950931
Simplified joint stock company with a capital of 1 000 000 euros - R.C. VERSAILLES 490 676 293 - SIRET 490 676 293 00916 - APE 7120 B
Head office : 1 bis rue du Petit Clamart - Vélizy Plus Bât E - 78140 VELIZY VILLACOUBLAY - Phone : 01.40.83.75.75 - Fax : 01.46.30.39.62 - Intra-community VAT N° FR 56 490 676 293

This report may only be used or reproduced in its entirety Page 9 / 23

Qualiconsult IMMOBILIER
Am
Rapport de mission repérage Amiante

BUSINESS 076.75.20.00404
Auma Building
4 Rue Auber / 3 Rue des Mathurins
75009 PARIS

N° : 788511
Date: 12/10/2020

Appendix 2 : Asbestos detection program

List A mentioned in article R 1334-20

COMPONENT TO BE PROBED OR CHECKED
Flockings Insulation False ceilings

List B mentioned in article R 1334-21

BUILDING COMPONENTS	PARTS OF THE COMPONENT TO BE CHECKED OR PROBED
1. Interior vertical walls Hard" walls and partitions and posts (peripheral and interior). Partitions (light and prefabricated), ducts and boxes.	Sprayed coatings, hard coatings (carpentry plates, asbestos cement) and column surrounds (cardboard, asbestos cement, sandwich material, cardboard + plaster), lost formwork. Sprayed plasters, partition panels.
2. Floors and ceilings Ceilings, beams and frames, ducts and boxes. Floors.	Sprayed coatings, glued or screwed panels. Floor tiles.
3. Conduits, pipes and interior equipment Fluid conduits (air, water, other fluids...). Fire dampers. Fire doors. Garbage chute.	Conduits, heat insulating jackets. Valves, shutters, sealing. Joints (braids, strips). Conduits.
4. External elements Roofing. Cladding and light facades. Roof and facade ducts.	Sheets, slates, roofing accessories (composite, fiber cement), bituminous shingles. Sheets, slates, panels (composite, fiber cement). Asbestos cement pipes: rainwater, wastewater, flue pipes.

QUALICONSULT IMMOBILIER - RCS PARIS 490 676 293
49 avenue de la Division Leclerc
Building C - Entrance C1 92290 CHATENAY-MALABRY - Tel/Fax : 0155950931
Simplified joint stock company with a capital of 1 000 000 euros - R.C. VERSAILLES 490 676 293 - SIRET 490 676 293 00916 - APE 7120 B
Head office : 1 bis rue du Petit Clamart - Vélizy Plus Bât E - 78140 VELIZY VILLACOUBLAY - Phone : 01.40.83.75.75 - Fax : 01.46.30.39.62 - Intra-community VAT N° FR 56 490 676 293

This report may only be used or reproduced in its entirety Page 10 / 23

Qualiconsult IMMOBILIER
Am
Rapport de mission repérage Amiante

BUSINESS 076.75.20.00404
Auma Building
4 Rue Auber / 3 Rue des Mathurins
75009 PARIS

N° : 788511
Date: 12/10/2020

Appendix 3: Location Diagrams & Photographs

This tracking diagram is a flow chart for locating:

- *the samples taken*
- *materials and products containing asbestos (MPCA) identified*

It is unlisted and non-contractual.

QUALICONSULT IMMOBILIER - RCS PARIS 490 676 293
49 avenue de la Division Leclerc
Building C - Entrance C1 92290 CHATENAY-MALABRY - Tel/Fax : 0155950931
Simplified joint stock company with a capital of 1 000 000 euros - R.C. VERSAILLES 490 676 293 - SIRET 490 676 293 00916 - APE 7120 B
Head office : 1 bis rue du Petit Clamart - Vélizy Plus Bât E - 78140 VELIZY VILLACOUBLAY - Phone : 01.40.83.75.75 - Fax : 01.46.30.39.62 - Intra-community VAT N° FR 56 490 676 293

This report may only be used or reproduced in its entirety Page 11 / 23

Qualiconsult IMMOBILIER

Am
Rapport de mission repérage Amiante

BUSINESS 076.75.20.00404
Auma Building
4 Rue Auber / 3 Rue des Mathurins
75009 PARIS

N° : 788511
Date: 12/10/2020

Board N°1 / 7	LEVEL : basement
LEGEND	
P .... (blue)	Negative sample
P .... (red)	Positive sample
S	Survey
Materials or Products Containing Asbestos	**Representation graphic**
Room not visited	(cyan)
Various	**Representation graphic**

rue
Auber

COMMON MARKING BOARD		
Revision index : 0	Origin of the plan / Author : Bruno ESTEVES	PLAN VIEW

QUALICONSULT IMMOBILIER - RCS PARIS 490 676 293
49 avenue de la Division Leclerc
Building C - Entrance C1 92290 CHATENAY-MALABRY - Tel/Fax : 0155950931
Simplified joint stock company with a capital of 1 000 000 euros - R.C. VERSAILLES 490 676 293 - SIRET 490 676 293 00916 - APE 7120 B
Head office : 1 bis rue du Petit Clamart - Vélizy Plus Bât E - 78140 VELIZY VILLACOUBLAY - Phone : 01.40.83.75.75 - Fax : 01.46.30.39.62 - Intra-community VAT N° FR 56 490 676 293

This report may only be used or reproduced in its entirety Page 12 / 23

Qualiconsult IMMOBILIER
Rapport de mission repérage Amiante
BUSINESS 076.75.20.00404
Auma Building
4 Rue Auber / 3 Rue des Mathurins
75009 PARIS
N° : 788511
Date: 12/10/2020

Board N°2 / 7	LEVEL : GROUND FLOOR
LEGEND	
	Negative sample
P ...	Positive sample
S	Survey
Materials or Products Containing Asbestos	**Graphical representation**
Various	**Representation graphic**

rue Auber
51-16
52-3
54
52-10

COMMON MARKING BOARD

Revision index : 0	Origin of the plan / Author : Bruno ESTEVES	PLAN VIEW

QUALICONSULT IMMOBILIER - RCS PARIS 490 676 293
49 avenue de la Division Leclerc
Building C - Entrance C1 92290 CHATENAY-MALABRY - Tel/Fax : 0155950931
Simplified joint stock company with a capital of 1 000 000 euros - R.C. VERSAILLES 490 676 293 - SIRET 490 676 293 00916 - APE 7120 B
Head office : 1 bis rue du Petit Clamart - Vélizy Plus Bât E - 78140 VELIZY VILLACOUBLAY - Phone : 01.40.83.75.75 - Fax : 01.46.30.39.62 - Intra-community VAT N° FR 56 490 676 293

This report may only be used or reproduced in its entirety Page 13 / 23

Qualiconsult IMMOBILIER

Am
Rapport de mission repérage Amiante

BUSINESS 076.75.20.00404
Auma Building
4 Rue Auber / 3 Rue des Mathurins
75009 PARIS

N° : 788511
Date: 12/10/2020

Board N°3 / 7	LEVEL : 1st floor

LEGEND

P	Negative sample
P	Positive sample
S	Survey

Materials or Products Containing Asbestos	Representation graphic

Various	Graphical representation

rue Auber
51-16
52-14
52-13
54
52-15
52-10
54

COMMON MARKING BOARD		
Revision index : 0	Origin of the plan / Author : Bruno ESTEVES	PLAN VIEW

QUALICONSULT IMMOBILIER - RCS PARIS 490 676 293
49 avenue de la Division Leclerc
Building C - Entrance C1 92290 CHATENAY-MALABRY - Tel/Fax : 0155950931
Simplified joint stock company with a capital of 1 000 000 euros - R.C. VERSAILLES 490 676 293 - SIRET 490 676 293 00916 - APE 7120 B
Head office : 1 bis rue du Petit Clamart - Vélizy Plus Bât E - 78140 VELIZY VILLACOUBLAY - Phone : 01.40.83.75.75 - Fax : 01.46.30.39.62 - Intra-community VAT N° FR 56 490 676 293

This report may only be used or reproduced in its entirety Page 14 / 23

Qualiconsult IMMOBILIER
Am
Rapport de mission repérage Amiante

BUSINESS 076.75.20.00404
Auma Building
4 Rue Auber / 3 Rue des Mathurins
75009 PARIS

N° : 788511
Date: 12/10/2020

Board N°4 / 7	LEVEL : 2nd floor

LEGEND

P	Negative sample
P	Positive sample
S	Survey

Materials or Products Containing Asbestos	Representation graphic

Various	Graphical representation

rue Auber
51-16
52-16
54

COMMON MARKING BOARD

Revision index : 0	Origin of the plan / Author : Bruno ESTEVES	PLAN VIEW

QUALICONSULT IMMOBILIER - RCS PARIS 490 676 293
49 avenue de la Division Leclerc
Building C - Entrance C1 92290 CHATENAY-MALABRY - Tel/Fax : 0155950931
Simplified joint stock company with a capital of 1 000 000 euros - R.C. VERSAILLES 490 676 293 - SIRET 490 676 293 00916 - APE 7120 B
Head office : 1 bis rue du Petit Clamart - Vélizy Plus Bât E - 78140 VELIZY VILLACOUBLAY - Phone : 01.40.83.75.75 - Fax : 01.46.30.39.62 - Intra-community VAT N° FR 56 490 676 293

This report may only be used or reproduced in its entirety Page 15 / 23

Qualiconsult IMMOBILIER

Rapport de mission repérage Amiante

BUSINESS 076.75.20.00404
Auma Building
4 Rue Auber / 3 Rue des Mathurins
75009 PARIS

N° : 788511
Date: 12/10/2020

Board N°5 / 7	LEVEL : 3rd floor
LEGEND	
P	Negative sample
P	Positive sample
S	Survey
Materials or Products Containing Asbestos	Representation graphic
Various	Graphical representation

51-16
52-16
54
rue
Auber

COMMON MARKING BOARD

Revision index : 0	Origin of the plan / Author : Bruno ESTEVES	PLAN VIEW

QUALICONSULT IMMOBILIER - RCS PARIS 490 676 293
49 avenue de la Division Leclerc
Building C - Entrance C1 92290 CHATENAY-MALABRY - Tel/Fax : 0155950931
Simplified joint stock company with a capital of 1 000 000 euros - R.C. VERSAILLES 490 676 293 - SIRET 490 676 293 00916 - APE 7120 B
Head office : 1 bis rue du Petit Clamart - Vélizy Plus Bât E - 78140 VELIZY VILLACOUBLAY - Phone : 01.40.83.75.75 - Fax : 01.46.30.39.62 - Intra-community VAT N° FR 56 490 676 293

This report may only be used or reproduced in its entirety Page 16 / 23

Qualiconsult IMMOBILIER

Am
Rapport de mission repérage Amiante

BUSINESS 076.75.20.00404
Auma Building
4 Rue Auber / 3 Rue des Mathurins
75009 PARIS

N° : 788511
Date: 12/10/2020

Board N°6 / 8

LEVEL : 4th floor

LEGEND

P	Negative sample
P	Positive sample
S	Survey

Materials or Products Containing Asbestos	Representation graphic

Various	Graphical representation

rue Auber
51-16
52-16
54

COMMON MARKING BOARD

Revision index : 0	Origin of the plan / Author : Bruno ESTEVES	PLAN VIEW

QUALICONSULT IMMOBILIER - RCS PARIS 490 676 293
49 avenue de la Division Leclerc
Building C - Entrance C1 92290 CHATENAY-MALABRY - Tel/Fax : 0155950931
Simplified joint stock company with a capital of 1 000 000 euros - R.C. VERSAILLES 490 676 293 - SIRET 490 676 293 00916 - APE 7120 B
Head office : 1 bis rue du Petit Clamart - Vélizy Plus Bât E - 78140 VELIZY VILLACOUBLAY - Phone : 01.40.83.75.75 - Fax : 01.46.30.39.62 - Intra-community VAT N° FR 56 490 676 293

This report may only be used or reproduced in its entirety Page 17 / 23

Qualiconsult IMMOBILIER

Am

Rapport de mission repérage Amiante

BUSINESS 076.75.20.00404
Auma Building
4 Rue Auber / 3 Rue des Mathurins
75009 PARIS

N° : 788511
Date: 12/10/2020

Board N°7 / 7	LEVEL : 5th floor
LEGEND	
P	Negative sample
P	Positive sample
S	Survey
Materials or Products Containing Asbestos	**Representation graphic**
Various	**Graphical representation**

rue Auber
51-16
52-16
54

COMMON MARKING BOARD

Revision index : 0	Origin of the plan / Author : Bruno ESTEVES	PLAN VIEW

QUALICONSULT IMMOBILIER - RCS PARIS 490 676 293
49 avenue de la Division Leclerc
Building C - Entrance C1 92290 CHATENAY-MALABRY - Tel/Fax : 0155950931
Simplified joint stock company with a capital of 1 000 000 euros - R.C. VERSAILLES 490 676 293 - SIRET 490 676 293 00916 - APE 7120 B
Head office : 1 bis rue du Petit Clamart - Vélizy Plus Bât E - 78140 VELIZY VILLACOUBLAY - Phone : 01.40.83.75.75 - Fax : 01.46.30.39.62 - Intra-community VAT N° FR 56 490 676 293

This report may only be used or reproduced in its entirety Page 18 / 23

Qualiconsult IMMOBILIER
Rapport de mission repérage Amiante

BUSINESS 076.75.20.00404
Auma Building
4 Rue Auber / 3 Rue des Mathurins
75009 PARIS

N° : 788511
Date: 12/10/2020

Appendix 5: Certifications

CERTIFIÉ abcidia CERTIFICATION opérateur de diagnostics immobiliers

La certification de compétence de personnes physiques
est attribuée par ABCIDIA CERTIFICATION à

ESTEVES Bruno
sous le numéro 16-827

Cette certification concerne les spécialités de diagnostics immobiliers suivantes :

- ☑ Amiante sans mention — Prise d'effet : 25/06/2020 — Validité : 24/06/2027
  Arrêté du 2 juillet 2018 définissant les critères de certification des opérateurs de diagnostic technique.
- ☑ Amiante avec mention — Prise d'effet : 25/06/2020 — Validité : 24/06/2027
  Arrêté du 2 juillet 2018 définissant les critères de certification des opérateurs de diagnostic technique.
- ☑ CREP — Prise d'effet : 16/12/2016 — Validité : 15/12/2021
  Arrêté du 21 novembre 2006 définissant les critères de certification des compétences des personnes physiques opérateurs des constats de risque d'exposition au plomb ou agréées pour réaliser des diagnostics plomb dans les immeubles d'habitation et les critères d'accréditation des organismes de certification modifié par l'arrêté du 7 décembre 2011

Véronique DELMAY
Gestionnaire des certifiés

cofrac CERTIFICATION DE PERSONNES

Le maintien des dates de validité mentionnées ci-dessus est conditionné à la bonne exécution des opérations de surveillance
Certification délivrée selon le dispositif particulier de certification de diagnostic immobilier PRO 06

ABCIDIA CERTIFICATION - Domaine de Saint Paul - Bat: A8 - 4e étage - BAL N° 60011
102, route de Limours - 78470 Saint-Rémy-lès-Chevreuse - 01 30 85 25 71
www.abcidia-certification.fr - contact@abcidia-certification.fr

ENR 20 V6 du 02 avril 2014

QUALICONSULT IMMOBILIER - RCS PARIS 490 676 293
49 avenue de la Division Leclerc
Building C - Entrance C1 92290 CHATENAY-MALABRY - Tel/Fax : 0155950931
Simplified joint stock company with a capital of 1 000 000 euros - R.C. VERSAILLES 490 676 293 - SIRET 490 676 293 00916 - APE 7120 B
Head office : 1 bis rue du Petit Clamart - Vélizy Plus Bât E - 78140 VELIZY VILLACOUBLAY - Phone : 01.40.83.75.75 - Fax : 01.46.30.39.62 - Intra-community VAT N° FR 56 490 676 293

This report may only be used or reproduced in its entirety Page 19 / 23

Qualiconsult IMMOBILIER

Am
Rapport de mission repérage Amiante

BUSINESS 076.75.20.00404
Auma Building
4 Rue Auber / 3 Rue des Mathurins
75009 PARIS

N° : 788511
Date: 12/10/2020

Appendix 6: Insurance

Qualiconsult
IMMOBILIER

ATTESTATION D'EMPLOYEUR

Je soussignée Christine d'HAILLECOURT, agissant en qualité de Responsable Administration du personnel de la société QUALICONSULT IMMOBILIER CHATENAY MALABRY sise 49 AVENUE DE LA DIVISION LECLERC – 92290 CHATENAY MALABRY, certifie que :

Monsieur ESTEVES BRUNO
6 RUE EMILE ZOLA
92130 ISSY LES MOULINEAUX

N° Sécurité Sociale : 1970292048243 83

est embauché en qualité de **DIAGNOSTIQUEUR IMMOBILIER** depuis le 14/03/2017 en Contrat à durée indéterminée.

Et ne fait ni l'objet d'une procédure de licenciement, de période d'essai ou de démission.

Fait à VELIZY,
Le 02 septembre 2020

Christine d'HAILLECOURT

www.groupe-qualiconsult.fr

Secrétariat Général : Vélizy Plus - Bât E - 1 bis rue du Petit Clamart - 78941 VÉLIZY CEDEX - Tél : +33 (0)1 40 83 75 75 - Fax : +33 (0)1 46 30 39 62
SIRET : 401 449 855

Siège social : 8 rue Jean Goujon - 75008 PARIS - Tél : 01 40 83 75 75 - Fax : 01 46 30 39 62
SAS au capital de 100 000 € - R.C.S. Paris B 490 676 293 - SIRET 490 676 293 00015 - APE 7120 B - N° TVA intracommunautaire : FR 56 490 676 293

Qualiconsult Vélizy

QUALICONSULT IMMOBILIER - RCS PARIS 490 676 293
49 avenue de la Division Leclerc
Building C - Entrance C1 92290 CHATENAY-MALABRY - Tel/Fax : 0155950931
Simplified joint stock company with a capital of 1 000 000 euros - R.C. VERSAILLES 490 676 293 - SIRET 490 676 293 00916 - APE 7120 B
Head office : 1 bis rue du Petit Clamart - Vélizy Plus Bât E - 78140 VELIZY VILLACOUBLAY - Phone : 01.40.83.75.75 - Fax : 01.46.30.39.62 - Intra-community VAT N° FR 56 490 676 293

This report may only be used or reproduced in its entirety Page 20 / 23

Building : 4 Rue Auber / 3 Rue des Mathurins - 75009 PARIS

Summary of the work carried out between 2019 and 2021

WORK	2019	2020	2021
		HVAC Renovation	Repair and fitting out of the hall Auber reception
		Replacement of CMZ	

*Information given for information purposes only in accordance with article L145-40-42 of the French Commercial Code

Building : 4 Rue Auber / 3 Rue des Mathurins - 75009 PARIS

Summary of the work to be done between 2022 and 2024

WORK	2022	2023	2024
Lessor	Renovation and development of courtyards	Renovation of landings	
Lessor	Waterproofing repair terrace	DTA update	
Lessor	Setting up pot to sludge		
Lessor	Audit decree tertiary		

*Information given for information purposes only in accordance with article L145-40-42 of the French Commercial Code

Paris IDELACORSE
75198 PARIS CEDEX 04

Verification Code: oA4VRzNNal https://www.info

Management No. 2014B21760

Kbis extract

EXTRACT OF THE MAIN REGISTRATION IN THE TRADE AND COMPANIES REGISTER
current as of May 30, 2022

IDENTIFICATION OF THE LEGAL ENTITY

Registration with the RCS, number	805 138 153 R.C.S. Paris
Date of registration	28/10/2014
Name or company name	**NEAR INTELLIGENCE**
Legal form	Simplified joint stock company
Share capital	61,650.88 EUROS
Address of the head office	39 rue Godot de Mauroy 75009 Paris
Main activities	Software publishing
Duration of the legal entity	Until 27/10/2113
Fiscal year end	December 31

MANAGEMENT, DIRECTION, ADMINISTRATION, CONTROL, PARTNERS OR MEMBERS

President

Name, first name	Argawal Rahul
Date and place of birth	19/08/1984 in durgapur (INDIA)
Nationality	Indian
Personal residence	flat n443 embassady pristine iblur junction behind 00000 bengaluru (India)

INFORMATION ABOUT THE ACTIVITY AND THE MAIN ESTABLISHMENT

Address of the establishment	39 rue Godot de Mauroy 75009 Paris
Trade name	Teemo
Activity(ies) carried out	Software publishing
Date of commencement of activity	01/11/2014
Origin of the fund or activity	Creation
Mode of operation	Direct operation

The Registrar

GREFFE DU TRIBUNAL DE COMMERCE

END OF THE EXTRACT

R.C.S. Paris - 31/05/2022 - 16:01:00page 1/1

Inventory of charges, taxes and fees

			Expense allocation	
			LICENSEE	LESSOR
Operation of the building	ASL / AFUL	If applicable, the operating expenses of the ASL or AFUL, of the restaurant business-to-business	X	
	Insurance	Insurance premiums underwritten by the Lessor or borne by it for the Building and the Rented Premises	X	
	Management	Rental management fees, with the exception of the Lessor's specific fees related to the management of rents (receipts and collections) Fees for the technical management of the Rented Premises and/or the Building, with the exception of fees related to the realization of works related to major repairs of article 606 of the Civil Code. Trustee fees The management and operating costs of the ASL / AFUL, if applicable, of the grouping, co-ownership, undivided ownership	X	
	Consumption	The costs of lighting, heating or refrigeration, ventilation, air conditioning, smoke removal and any other equipment of the Building, and in general any consumption of fluids whatsoever (water, electricity, compressed air, gas, fuel, telephone...)	X	
Maintenance and work on the building	Cleaning	The cost of cleaning the interior and exterior of the building.	X	
	Work	Maintenance, upkeep, inspection, repair, renovation, renewal, replacement, safety, improvement, and upgrading of common areas or common use, and of all common equipment and installations such as lifting equipment, access control, heating, air conditioning, windows, shutters	X	
		Major repairs concerning the structure and solidity of the Building in general, i.e. in this case the global repair of the roof and/or t h e waterproofing of the Building due to obsolescence, as well as major works concerning the foundations or the structural work of the walls or floors		X
	Beautification	Beautification work, whether or not related to compliance or obsolescence, which exceeds the cost of identical replacement	X	
	Refurbishment	The cost of cleaning up the building, even if it is compulsory, and the cost of any damage to the building's facades, even if it is due to dilapidation, with the exception of the cost of cleaning up the facades under Article 606 of the Civil Code.	X	
	Equipment and tools	The costs of maintenance, repairs, renewal of equipment and tools necessary for the management and operation of the Building	X	
	Control and monitoring	The costs of auditing, regulatory checks, compulsory inspections, monitoring of compliance with standards of the common parts or common use and all the equipment of the Building and any installation necessary for its proper functioning such as elevators, elevators, cleaning pods, generators, sprinklers, transformers, electrical cabinets, electrical installations, plumbing installations, sanitary installations, boilers, heating, air conditioning, emergency means, etc.	X	
	Plant decoration and small furniture	The cost of acquiring and renewing plant decoration or small furniture as well as the cost of maintaining interior and exterior green spaces,	X	
	Technical assistance	Technical assistance fees (architect, expert, control office, etc.) with the exception of those related to the realization of works under major repairs mentioned in article 606 of the Civil Code.	X	
	Staff	The remuneration, including social security and tax charges and related charges, of the personnel assigned to the Building, and in particular to the guarding, surveillance, cleaning, security or maintenance of the installations, as well as the costs incurred by the use of outside companies for these purposes.	X	
	Roads and parking areas parking	The costs of maintenance, repair, and restoration of roads, including parking areas, are to be borne by the and common or private parking areas.	X	
	Equipment	The costs of maintenance, replacement, including those related to obsolescence, or upgrading of the equipment of the Building, except those related to major repairs mentioned in Article 606 of the Civil Code.	X

Environment	All costs related to the improvement of the environmental performance of the Building, such as costs of establishing an environmental audit, DPE, costs and fees related to the certification or labeling of the Building in technical or environmental matters, costs related to the implementation of means and measures of regular control, and all work resulting from the upgrading of environmental standards and improvement of energy performance (e.g.: individual fluid meters) with the exception of those related to major repairs mentioned in Article 606 of the Civil Code	X	
Elimination	Sorting	The cost of sorting common waste.	X	
waste	Elimination	Common waste disposal fees.	X	
State and local authorities	Taxes and fees	Within the limits of the provisions of Article R.145-35 of the French Commercial Code, the Tenant shall reimburse the Landlord, plus VAT, for all present and future taxes for which the Landlord may be liable in respect of the Building or the Rented Premises, and in particular the property tax, the sweeping tax and the household waste removal tax, and more generally all taxes, fees and duties related to t h e use of the Rented Premises, the Building or a service from which the Tenant benefits directly or indirectly. The Tenant shall reimburse the Landlord for the tax on offices, commercial premises, parking areas and warehouses (regardless of the surface area of the Leased Premises). The Tenant shall reimburse the Landlord for any tax related to the improvement of the environmental and energy performance, as well as for all costs related to the common areas or common use as well as the Leased Premises.	X

AUTONOMOUS BANK GUARANTEE ON FIRST DEMAND
GOVERNED BY ARTICLE 2321 OF THE CIVIL CODE

ISSUED BY :

BNP PARIBAS, a public limited company with a capital of 2,496,865,996 euros, having its registered office in PARIS (75009), 16 Boulevard des Italiens, registered under number 662042449 - RCS Paris - identifier CE FR 76662042449 - orias n°07 022 735, represented by [  ], duly empowered for the purpose of the present document by virtue of the powers of attorney of which a copy is attached hereto as Appendix 1 (hereinafter the “Guarantor”)

IN FAVOR OF :

xx, a public limited company whose registered office is located at xx, registered under the number xx RCS Paris (hereinafter the “Beneficiary”),

IT BEING PREVIOUSLY STATED THAT:

1.	By private deed dated in Paris on xx,

2.	XX, a simplified joint stock company whose registered office is located at xxx- 75010 Paris, registered under the number XXX RCS Paris (the “Principal”) has entered into a commercial lease in the future state of completion (the “Lease”) with the Beneficiary, in its capacity as Lessor, covering the entirety of the real estate complex for office use located at XXXX (the “Rented Premises”).

3.	In article 3 of the Lease, the parties have agreed that the Principal shall provide the Beneficiary with an autonomous bank guarantee on first demand from a first rank bank with an establishment in France, in order to guarantee the Beneficiary the payment of a sum of XXX € corresponding to XXX.

4.	Consequently, the Guarantor has issued, on the instruction of the Instructing Party, this autonomous first demand bank guarantee in favor of the Beneficiary (the “Guarantee”).

5.	The Guarantor expressly agrees that this statement is only indicative and shall not affect or call into question the autonomous and independent nature of the Guarantee in relation to the obligations contracted by the Principal towards the Beneficiary under the Lease, in accordance with Article 2321 of the Civil Code.

IT IS AGREED AS FOLLOWS:

1.	GUARANTEE

Pursuant to the provisions of Article 2321 of the Civil Code, the Guarantor undertakes, by way of an autonomous guarantee, to pay to the Beneficiary, irrevocably and unconditionally, at the Beneficiary’s first request, the maximum sum of XXX (the “Maximum Guaranteed Amount”).

As a result of the autonomous nature of its commitment, the Guarantor acknowledges that it may not raise any objection or exception whatsoever to oppose its payment under the Guarantee, defer it or discuss the amount thereof.

The Guarantee constitutes an autonomous, irrevocable and unconditional commitment of the Guarantor; therefore, the Guarantor shall remain bound regardless of any circumstance that may affect the Principal’s commitment under the Lease. Thus, the Guarantor shall not be entitled to rely on any nullity, termination, rescission, set-off or other exception affecting or resulting from the Lease or from any other legal relationship between the Principal and the Beneficiary or any other third party. The Guarantor’s commitment is irrevocable and unconditional notwithstanding any challenge by the Principal or any third party.

2.	DURATION

The Guarantee shall remain in full force and effect from the date of its execution and shall expire on XXX (the “Expiration Date”).

It is specified that any request received by the Guarantor before the Expiration Date shall be satisfied in accordance with the terms of this Guarantee within the limit of the Maximum Guaranteed Amount referred to in Article 1. Any request made after this date shall be null and void, it being understood that a Notification sent before or at the latest on the Expiration Date, at midnight, Paris time, but which is received by the Guarantor after this Expiration Date, shall be validly binding on the Guarantor, which shall be bound to honor its payment obligation, under the terms and conditions of the Guarantee. Consequently, the return of this Guarantee shall not be necessary to establish its lapse after the Expiration Date.

3.	WARRANTY CALL

Amounts may be called under the Guarantee in one or more instalments by means of a written request made by the Beneficiary to the Guarantor by registered letter with acknowledgement of receipt specifying the amount of the sum to be paid by the Guarantor to the Beneficiary within the limit of the Maximum Guaranteed Amount referred to in Article 1;

(a “Notification”).

Any Notification shall constitute in this respect the only document necessary to obtain payment of the sums claimed without the Guarantor being able to contest its content.

Each Guarantee Call Notification shall be validly addressed to the Guarantor at the following address (or any other address that may have been notified by the Guarantor to the Beneficiary no later than fifteen (15) days prior to sending a Guarantee Call Notification):

APAC Financement des Entreprises IDF
8 rue de Sofia

75018 PARIS

4.	PAYMENT

Subject to compliance with the terms of this Guarantee, the Guarantor undertakes to pay to the Beneficiary the amount indicated in the relevant Notification up to the Maximum Guaranteed Amount, no later than three (3) days following the date of first presentation of this Notification to the Guarantor, in accordance with the instructions contained therein.

2

The Guarantor irrevocably waives the right to (i) raise against the Beneficiary any objection, exception, protest, reservation or to rely on the fulfilment of a condition or verification of any kind whatsoever prior to payment, provided that the Notification sent by the Beneficiary complies with the provisions of Article 3, in particular in the event that the Principal contests by any means whatsoever, in whole or in part, a payment requested by the Beneficiary, or if any of the obligations entered into by the Principal are cancelled, terminated, lapsed or cannot be performed for any reason whatsoever, and (ii) defer the performance of its undertaking for any reason whatsoever.

It is hereby specified that the Guarantor shall not be the judge of the content of the Notification, the occurrence of circumstances justifying a Notification and the amount thereof shall be established exclusively with respect to the Guarantor by the receipt of said Notification, the Guarantor’s commitment under the terms of this Guarantee being autonomous and independent of the legal effects of the Lease, the Guarantor being bound to perform notwithstanding any exceptions or disputes of any kind whatsoever, in particular those relating to the fundamental relationship or the relationship between it and its Principal

Any amount not paid by the Guarantor hereunder within such period shall automatically bear interest, from the date due until the date of actual payment, at the legal rate of interest increased by five hundred bank basis points with a minimum of 10%.

The amount called under the Guarantee shall be paid by the Guarantor by transfer to the bank account opened in the name of the Beneficiary, which must be mentioned in the Notification.

All costs related to the issuance and execution of the Guarantee shall be borne exclusively by the Guarantor.

5.	NON-WAIVER

The non-exercise or late exercise by the Beneficiary of any right under the Guarantee shall not constitute a waiver of such right, nor a discharge by the Guarantor of its obligations under the Guarantee.

Furthermore, the partial exercise of a right shall not preclude the exercise in the future of the right that has not been fully exercised. The rights referred to in this section do not preclude the exercise of any right that may arise from statutory provisions.

6.	TRANSMISSION OF THE GUARANTEE

The Guarantor shall remain bound by the terms of the Guarantee (i) notwithstanding any merger, demerger, transfer of all assets and liabilities, partial contribution of assets or other reorganization of any kind whatsoever of the Beneficiary or the Instructing Party with another company, and (ii) notwithstanding any change, in particular in the legal form or in the person of the Beneficiary or the Instructing Party, even if such transaction results in the creation of a new entity.

The Guarantee shall automatically benefit and be transferred to any new owner of the Leased Premises, provided that the Beneficiary notifies the Guarantor of this transfer in advance by registered letter with acknowledgement of receipt, accompanied by proof of this change, provided that the successor complies with the Guarantor’s counterparty identification procedures (KYC), to ensure compliance with regulations relating to the fight against money laundering and the financing of terrorism and is not on the sanctions lists of France, the European Union, the United States of America or the United Nations.

3

The Guarantor shall remain bound by the terms of the Guarantee even in the event of cessation of payments, receivership, amicable settlement, judicial liquidation, bankruptcy or any similar situation of the Instructing Party or the Beneficiary as well as in the event of a change in its legal form.

The Guarantee shall be binding on the Guarantor’s successors and assigns on a universal basis in any manner whatsoever, including as a result of a merger, spin-off or partial contribution of assets.

7.	MISCELLANEOUS

In the event that one of the provisions of the Guarantee is invalid or impossible to perform, this circumstance shall not affect the validity of the other provisions. The Guarantor and the Beneficiary shall then approach each other in order to negotiate in good faith the replacement of the invalid or impossible-to-perform stipulation by a new stipulation whose purpose and effects shall be as close as possible to those of the stipulation replaced.

The Guarantor hereby agrees that the application of the provisions of Article 1195 of the Civil Code to its obligations under the Guarantee is precluded and acknowledges that it shall not be entitled to rely on the provisions of Article 1195 of the Civil Code.

8.	APPLICABLE LAW - JURISDICTION

This Guarantee is governed by French law. The Commercial Court of Paris shall have exclusive jurisdiction over any dispute to which this Guarantee may give rise.

Done in
Paris, on [-],

In one (1) copy,

The
Guarantor
By: [  ]

Title : [  ]

4